                                                                   EXHIBIT 10.26


Lease and Project Participation Agreement between City of Grants, a New Mexico municipal corporation (the "Landlord"), and Colorado Greenhouse, Inc., a Delaware corporation (the "Tenant")

Dated as of May 14, 1998

                               TABLE OF CONTENTS
                               -----------------

                                                                       Page
                                                                       ----

  1.  Basic Definitions...............................................  -1-
      -----------------
  2.  Lease of Land...................................................  -3-
      -------------
  3.  Agreements of Landlord..........................................  -3-
      ----------------------
  4.  Term............................................................  -3-
      ----
  5.  Rent............................................................  -3-
      ----
  6.  Project Participation Agreement.................................  -5-
      -------------------------------
  7.  Taxes and Charges...............................................  -7-
      -----------------
  8.  Use.............................................................  -8-
      ---
  9.  Maintenance and Repair.......................................... -10-
      ----------------------
  10. New Construction................................................ -10-
      ----------------
  11. Insurance Terms................................................. -14-
      ---------------
  12. Condemnation Provisions......................................... -18-
      -----------------------
  13. Assignment or Subletting........................................ -20-
      ------------------------
  14. Indemnity....................................................... -20-
      ---------
  15. End of Term..................................................... -21-
      -----------
  16. Default of Tenant; Remedies of Landlord......................... -21-
      ---------------------------------------
  17. Default of Landlord; Remedies of Tenant......................... -22-
      ---------------------------------------
  18. Right to Charge................................................. -23-
      ---------------
  19. Development Cooperation......................................... -24-
      -----------------------
  20. Leasehold Mortgages............................................. -24-
      -------------------
      A. Leasehold Mortgages Authorized............................... -24-
         ------------------------------
      B. Notice to Landlord........................................... -24-
         ------------------
      C. Consent of Leasehold Mortgagee Required...................... -24-
         ---------------------------------------
      D. Default Notice............................................... -24-
         --------------
      E. Procedure on Default......................................... -25-
         --------------------

    F. Substitute Lease................................................. -26-
       ----------------
    G. Legal Actions.................................................... -27-
       -------------
    H. Future Amendments................................................ -27-
       -----------------
    I. Estoppel Certificate............................................. -28-
       --------------------

21. Bankruptcy; Insolvency.............................................. -28-
    ----------------------

22. Recording; Documents Affecting Title and Interest................... -29-
    -------------------------------------------------

23. General Provisions.................................................. -29-
    ------------------
    A. Use of "Will or May"............................................. -29-
       --------------------
    B. Expense.......................................................... -29-
       -------
    C. Approval......................................................... -29-
       --------
    D. Computation of Time.............................................. -29-
       -------------------
    E. Notices.......................................................... -30-
       -------
    F. Waiver; Remedies................................................. -31-
       ----------------
    G. Time of Essence.................................................. -31-
       ---------------
    H. Binding Effect................................................... -31-
       --------------
    I. Entire Agreement................................................. -32-
       ----------------
    J. Headings and Use of Terms........................................ -32-
       -------------------------
    K. Partial Invalidity............................................... -32-
       ------------------
    L. Paragraphs, Articles and Exhibits................................ -32-
       ---------------------------------
    M. Further Assurances............................................... -32-
       ------------------
    N. Governing Law.................................................... -32-
       -------------
    O. Survival......................................................... -32-
       --------
    P. Construction..................................................... -32-
       ------------
    Q. Attorneys' Fees.................................................. -33-
       ---------------

EXHIBITS:
--------

A.   The Land
A-1  Water and Wastewater Provisions
A-2  Permitted Encumbrances
B.   Specifications in Connection with Buildings and Site Plans
C.   "As-Built" Survey Checklist
D.   Memorandum of Lease
E.   Hazardous Materials
F.   Easement Agreement

                   LEASE AND PROJECT PARTICIPATION AGREEMENT
                  ------------------------------------------

          Pursuant to the Local Economic Development Act, (S)5-10-1 to 5-10-13 NMSA 1978 and the City of Grants Economic Development Plan, the City of Grants, a municipal corporation (the "Landlord"), and Colorado Greenhouse, Inc., a Delaware corporation, (the "Tenant"), agree:

     1.   Basic Definitions. For the purpose of this Lease:
          -----------------

               A. "City" means the City of Grants, New Mexico and "County" means the County of Cibola, New Mexico.

               B. "Buildings Transfer Obligation" means the obligation of the Tenant, upon the end or any earlier termination of this Lease, to transfer the Buildings (as defined in paragraph 10(A) to the City, in reasonable working condition for the Permitted Use. The boilers and all piping (including effluent piping) are expressly included in the obligation to transfer Buildings. The boilers and all piping will be in working condition upon transfer. The Buildings so transferred will be free of any liens or other claims, and any Leasehold Mortgage will have been previously satisfied. The transfer documents will be reasonably satisfactory in form to the City.

               C. "Departure Obligation" means the obligation of the Tenant, upon the end or any earlier termination of this Lease for any reason, to elect to perform either the Buildings Transfer Obligation or the Reclamation Obligation. The Tenant will give the City written notice within ten days after expiration or any earlier termination of this Lease that the Tenant will perform either the Buildings Transfer Obligation or the Reclamation Obligation. If Tenant does not give the written notice, Landlord may, after written notice to the Tenant of the intention of the Landlord to do so within a reasonable period of time, elect either the Buildings Transfer Obligation or the Reclamation Obligation on behalf of the Tenant, and the Tenant will then perform that obligation. Within 30 days after end or any earlier termination of this Lease, the Tenant will prepare and execute all documents necessary to complete the Buildings Transfer Obligation, if Tenant has so elected, or will submit written plans, which will be subject to the written approval of the City, detailing the specifics of how the Reclamation Obligation will be performed. The Reclamation Obligation will be fully performed with 180 days after the end or any earlier termination of the Term. The Landlord is entitled to a lien upon the Buildings, equipment and other personal property of the Tenant located on the Land to ensure performance of the Departure Obligation.

          D. "Lease" means this Lease and Project Participation Agreement between the Landlord and the Tenant and all amendments, modifications, extensions and renewals to or of this Lease and Project Participation Agreement.

          E. "Leasehold Estate" means the interest of the Tenant in the Premises created by this Lease.

          F. "Leasehold Mortgage" means one or more mortgages, deeds of trust, or other security instruments by which the Leasehold Estate is mortgaged, conveyed, assigned, or otherwise transferred, to secure a debt or other obligation.

          G. "Leasehold Mortgagee" means one or more holders of a Leasehold Mortgage.

          H. "Mortgage," whether or not used in combination with other qualifying words, includes a mortgage, or a deed of trust to a trustee, to secure an issue of bonds, debentures, notes or other obligations; and "mortgagee," and "holder," when used with reference to a mortgage, includes a mortgagee or a holder of a mortgage or the trustee under a deed of trust and, when appropriate, the holder or holders of the bonds, debentures, notes or other obligations secured by the mortgage or deed of trust.

          I.  "Premises" means the land described on attached Exhibit A (the
                                                              ---------
"Land"), and any building or improvement that may be later built by the Tenant on the Land.

          J. "Project" means the acquisition, construction and equipping of a greenhouse facility.

          K. "Reconstruction Obligation" means the obligation of the Tenant to use insurance proceeds or other funds to reconstruct the Buildings to the reasonable equivalent of those structures previously on the Land, after any Occurrence as defined in Section 11(G).

          L. "Reclamation Obligation" means the obligation of the Tenant upon the expiration or any earlier termination of this Lease to remove all of the structures and debris on the Land, including foundations and supporting posts, (but not main sewer or water lines, or other lines providing utility service or underground piping) and to leave the Land in reasonably buildable condition. The Tenant may remove the Buildings, signs, personal property and the trade assets as provided in this Lease from the Premises. The site will be restored by Tenant to a reasonably buildable condition, including removal of all concrete pads, posts, docks, foundations and storage units, except as expressly waived by

Landlord in writing. Any personal property or trade assets not removed will be deemed to be abandoned. The Reclamation Obligation does not include restoring the original topography of the Land.

          M.  "Water". The Landlord and the Tenant have separately addressed
              -------
the furnishing by the Landlord to the Tenant of water and wastewater for the business of the Tenant and the cost to the Tenant of water and wastewater services as provided in attached Exhibit A-1.
                                 -----------
          Other definitions are included in the General Provisions paragraph
                                                ------------------
of this Lease, or within the body of this Lease.

     2.   Lease of Land. The Landlord leases and lets the Land to the Tenant,
          -------------
subject to (i) any ad valorem real estate taxes for 1998 and later years, and
                                                      --
(ii) the exceptions to title listed on attached Exhibit A-2 (the "Permitted
                                                -----------
Encumbrances"), and (iii) the provisions of this Lease.

     3.   Agreements of Landlord. On (i) payment and performance of Rent
          -----------------------
and other payments provided for in this Lease, and (ii) performance by the Tenant of all obligations as provided in this Lease, the Tenant will peaceably and quietly have the exclusive use and enjoyment of the Premises during the Term, and may exercise all of the rights of the Tenant as provided in this Lease, subject to (a) the provisions of this Lease, (b) applicable laws, ordinances, decisions, and governmental rules and regulations (the "Governmental Rules"), and (c) the Permitted Encumbrances.

     4.   Term. The initial Term of this Lease is 60 years, beginning May 15,
          ----                                    --                  ------
1998 the "Initial Term"). The "Term" of this Lease includes the Initial Term
----
and any renewal or extension of the Initial Term that may be later agreed upon in writing by the Tenant and the Landlord.

     5.   Rent. Instead of monetary rent, the Tenant will strictly perform
          ----
during the Term promptly, punctually and without notice, all of the obligations of the Tenant as provided in this Lease. The prospect of the opportunity for employment of an augmented workforce in the City by the Tenant is a substantial and material inducement to the Landlord to enter into this Lease, and the performance by the Tenant of the Employment Standard (defined below) will be measured by good faith and fair dealing and is a very substantial part of the consideration to Landlord for entering into this Lease (the "Rent"). The Tenant will specifically construct and operate a greenhouse operation on the Land, and will meet the following Employment Standard at all times during the Term:

          A. Employees who meet the Employment Standard will be full time employees working not less than 35 hours a week at the greenhouse or any packing house constructed on the Land, and working or anticipated to be working at least 48 weeks of the calendar year in permanent or long-term positions ("Qualified Employees"). Qualified Employees who meet the Employment Standard will include persons to whom the Tenant has outsourced certain tasks, provided those persons are occupied full-time in permanent or long-term positions in the business of the Tenant at the Land, and receive pay and benefits substantially similar to those employees of the Tenant performing similar functions, but will not include vendors, merchants, or providers of intermittent labor through contracts. Employees employed by the Tenant on management, administrative or supervisory duties primarily directed toward the greenhouse operation located at the Land and working at the Land not less than 35 hours a week on those duties, at least 48 weeks of the calendar year, will be "Qualified Employees."

          B. During the first 12 months of the Term, the Tenant will have no obligation to have Qualified Employees or to meet any Employment Standard.

          C. During the next 48 months of the Term (through the end of year five of the Term) Tenant will have the following Employment Standard: Tenant will have employees working not less than a cumulative total of 2,400 hours per week, 52 weeks a year, on an average basis calculated every six months beginning with the six-month period that commences on the date Tenant begins commercial greenhouse operations, and at all times (other than as permitted under Paragraph 4.E) during such 42-month period Tenant will employ not less than 50 Qualified Employees.

          D. During the remaining months of the Term (all months after the sixtieth month) the Tenant will have the following Employment Standard: Tenant will have employees working not less than a cumulative total of 4,400 hours per week, 52 weeks a year, on an average basis calculated every six months beginning with the first day of the 60th month of the Term, and at all times (other than as permitted under Paragraph 4.E) after such 60th month Tenant will employ not less than 100 Qualified Employees.

          E. After the first eighteen months of the Term, the Tenant may furlough employees for up to eight weeks every other year without being in violation of the Employment Standard. During the Term, the Tenant will have a one-time option to suspend operations and furlough or terminate employees at the Land for up to eight months, provided the Tenant's decision to do so is in compliance with all other laws and regulations, the Tenant gives the Landlord written notice at least six months before starting the suspension, and, before the suspension, the Tenant is current and remains current on all required payments to the State of New Mexico Employment Security Division for payment of the Tenant's unemployment compensation obligations.

          The Tenant will pay and perform the Rent, including meeting the Employment Standard to the Landlord on an absolutely net basis, free of any charges, assessments, impositions or deductions of any kind, and without abatement, deduction or set-off. Tenant will provide true and accurate monthly reports to Landlord showing the total number of employees, and the total hours worked by each employee. Qualified Employees will be identified by Tenant on the reports provided to Landlord. The Landlord may examine such other employment or accounting records of the Tenant as the Landlord deems necessary to determine or confirm that the Tenant is in fact in compliance with the Employment Standard. The Landlord will give the Tenant reasonable written notice before an examination and will conduct the examination during reasonable business hours. The Tenant consents to a release to the Landlord of records provided to state or federal agencies or divisions to the extent those records relate to or evidence the number of employees employed or maintained by the Tenant at the Land. The Landlord is not and will not be construed or held to be a partner, joint venturer or associate of the Tenant in the conduct of the business of the Tenant. The Landlord will not be liable for any debts incurred by the Tenant in the conduct of the business of the Tenant. The relationship between the Landlord and the Tenant is, and will remain, solely that of landlord and tenant.

     6.   Project Participation Agreement. This Lease will serve as a Project
          -------------------------------
Participation Agreement as required by Section 5-10-10 NMSA 1978 and by
Section 10 of the Landlord's Economic Development Plan (the "Plan").

          A.  Economic Development Goals. Section 10(A)(1) of the Plan requires
              --------------------------
the lease to clearly state the economic development goals of the project. The purpose of the project is to provide business and community development opportunities in the Cibola County area by creating jobs, reducing unemployment and retaining or re-employing the local labor force. The project is intended to diversify and expand the local economic base and develop and optimize the quality of life in the community.

          B.  Contributions of the Parties. Section 5-10-10(C)(1) NMSA 1978 and
              ----------------------------
Section 10(A)(2) of the Plan require the Lease to set out the contributions to be made by each party to the lease. In order to contribute to the success of the business of the Tenant, the Landlord will lease the Land to the Tenant under this Lease for the Term. The Tenant will continue to operate the business of the Tenant as a going concern and will maintain the Employment Standard as provided in Section 5 of this Lease.

          C.  Performance Objectives. Section 10(A)(3) of the Plan requires the
              ----------------------
Lease to provide specific measurable objectives upon which the Landlord will evaluate the performance of the Tenant under the Lease. The Landlord will review the performance of the Tenant under the Lease based upon the ability of the Tenant to meet and maintain the Employment Standard as provided in Section 5 of this Lease as well as upon the ability of the Tenant to meet the project development schedule as provided in Subsection D below.

          D.  Project Development Schedule. Section 5-10-10(C)3 NMSA 1978
              ----------------------------
requires the lease to establish a schedule for project development and completion, including measurable goals and time limits for those goals. In addition, Section 10(A)(4) of the Plan requires a schedule for project development and goal attainment. The Tenant will construct two greenhouses of approximately 20 acres each as provided on attached Exhibit B, a packing house
                                                    ---------
between the two greenhouses and various parking and administrative facilities. As provided in Section 10 of this Lease, the Tenant will start construction on the first greenhouse on or about June 15, 1998 and will complete construction on the first greenhouse no later than June 15, 1999. The Tenant will possess, occupy and start the conduct of the business of the Tenant in the first greenhouse on or before March 15, 1999. The Tenant will begin construction on the second greenhouse on or before June 15, 2002, and will complete construction on the second greenhouse no later than June 15, 2003. The Tenant will possess, occupy and start the conduct of the business of the Tenant in the second greenhouse on or before March 15, 2003.

          E.  Security. Section 5-10-10(C)(2) NMSA 1978 and Section 10(A)(5) of
              --------
the Plan require the lease to include the security provided to the Landlord by the Tenant. In addition, Section 5-10-10(C)(2) requires the Tenant to pledge the Tenant's financial or material participation and cooperation to guarantee the performance of the Tenant as provided in the lease. In addition, the Tenant pledges to cooperate fully with the Landlord and to remain in compliance the terms of this Lease, including the terms and conditions of the Employment Standard, at all times. If the Tenant is in Default as defined in Section 16 of this Lease, the Landlord may take steps the Landlord deems appropriate pursuant to the rights of the Landlord as provided in this Lease.

          F.  Performance Review. Section 5-10-10(C)(4) NMSA 1978 requires the
              ------------------
lease to contain provisions for performance review and actions to be taken upon a determination that project performance is unsatisfactory. In addition, Section 10(A)(6) of the Plan requires the lease to include the procedure by which a project may be terminated and the Landlord's investment in the project recovered. The Landlord will evaluate the performance of the Tenant as provided in this Lease on an annual basis. If the Landlord determines that the performance of the Tenant as provided in the Lease is unsatisfactory as evidenced by an Event of Default as defined in Section 16 of this Lease, the Landlord may take steps the Landlord deems appropriate pursuant to the rights of the Landlord as provided in this Lease.

          G.  Sunset. Section 10(A)(7) of the Plan requires the lease to
              ------
include the period of time during with the Landlord will retain an interest in the project. The Landlord will retain an interest in the project and will continue oversight of the project until the end or any earlier termination of this Lease.

     7.   Taxes and Charges.
          -----------------

          A. The Tenant will pay before delinquency all ad valorem property taxes and all personal property taxes levied or assessed against the Premises by any governmental authority (the "Taxes") although the Landlord will not be liable for the Taxes on the Land. The Tenant will not claim exemption from the imposition of Taxes on any Buildings (as defined below) because the Landlord owns the Land. Both parties anticipate that there will be no Taxes imposed on the Land, but should Taxes be imposed on Tenant's Leasehold Estate, Tenant will promptly pay the Taxes, but may thereafter contest the imposition of the Taxes as provided below.

          B. The Tenant will pay before delinquency all charges for Water (subject to the terms of attached Exhibit A-1), electricity, gas, telephone,
                                  ------------
sewer, rubbish and garbage removal, cable television and all other charges with respect to the Premises.

          C. The Tenant will furnish to the Landlord, within 30 days before the date when Taxes become delinquent, official receipts or other evidence from the taxing authority satisfactory to the Landlord evidencing the payment of the Taxes.

          D. The Tenant may seek a reduction in the tax valuation of the Premises, and may contest in good faith by appropriate proceedings the amount or validity of any Taxes (the "Contested Taxes"), and a deferment of payment of the Taxes, if the Tenant first pays the Contested Taxes.

          E. The Landlord will not be required by the Tenant to join in any action of the Tenant with respect to Taxes. If the provisions of any law, rule or regulation require that an action proposed by the Tenant be brought by or in the name of the Landlord as owner of the fee of the Land, or that the owner of the fee of the Land be joined in the action, the Tenant may request in writing that the Landlord join in the action or permit the action to be brought in the name of the Landlord, and the Landlord will cooperate subject to such reasonable conditions as the Landlord might impose to insure that the protections of the following sentence are satisfied. The Landlord will not be liable for payment of any costs or expenses with respect to the action brought by the Tenant, and the Tenant will indemnify, hold harmless and defend the Landlord from any costs and expenses with respect to the action including reasonable fees of lawyers and expenses of any action.

     8. Use.
        ---
        A. The Premises may be used only for a greenhouse operation (including construction, handling, sorting, picking, packing and other processing activities), and associated office and storage space, in compliance with all Governmental Rules, and for no other purpose (the "Permitted Use").

        B.  The Tenant will:

            (1) conduct the business of the Tenant in the Premises under the trade name of the Tenant;

            (2) not use, or permit the use of any sound broadcasting or amplifying device which can be heard outside or beyond the Premises;

            (3) not use, or permit the use of, any portion of the Premises as living quarters, sleeping apartments or lodging rooms except as required to conduct the Permitted Use;

            (4) not perform any act or carry on any practice which may damage the Premises or the Buildings, cause any offensive odors or loud noises, or constitute a nuisance or a menace;

            (5) at all times, continuously and uninterruptedly (i) use, occupy, and operate the Premises for the Permitted Use, (ii) use any storage and office space only with respect to the Permitted Use, and (iii) open and keep open the Premises for operation as a greenhouse with adherence to the Employment Standard.

            (6) not use any portion of the Premises for services except as customary for the business and operations of the Tenant with respect to the Permitted Use;

            (7) keep the Premises free of pests or vermin by periodic pest control treatment;

            (8) comply with all governmental laws, rules, and regulations applicable to the Permitted Use and obtain and maintain in force all governmental permits and licenses necessary for the lawful conduct of the business of the

Tenant.

            (9) not suffer, permit or cause any waste to occur within the Premises, and will not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Premises, except such as are normally used in the operation of a greenhouse, and in strict compliance with all laws, ordinances or regulations. As used in this Lease, the term "Hazardous Material" is defined as any hazardous or toxic substance, material or waste that is now or becomes regulated or restricted by any local governmental authority, New Mexico, or the United States Government. The term "Hazardous Material" includes, without limitation, any petroleum products or by-products, asbestos (in any form), chemicals, gases or any other material or substance that upon exposure or ingestion may reasonably be anticipated to pose a hazard to the health or safety of the anticipated occupants of, or visitors to the Premises. If the Tenant, in the normal course of operation of the business of the Tenant in the Premises, as stated in this Section, is required to use certain substances that may be considered Hazardous Material as provided in this Lease, the Tenant may, in such event and despite the foregoing provisions, use the substances in the business operations of the Tenant provided, however, the Tenant will be solely responsible for the proper use and disposal of the substances in accordance with all applicable laws and Tenant will indemnify the Landlord and the Premises with respect to the use and disposal of the substances (both during and after the term of this Lease) and will permit the Landlord to conduct inspections of the Premises at reasonable times to confirm that the Tenant is in compliance with all laws, ordinances or regulations. A list of Hazardous Materials that the Tenant proposes to use in the business operations of the Tenant is attached as Exhibit E.
----------

            C. The provisions of subparagraph B. of paragraph 8 of this Lease are a material part of the consideration which induced the Landlord to sign this Lease with the Tenant.

            D. If the Tenant breaches any provision of this paragraph 8 of this Lease more than once during any calendar year, the Landlord may, instead of exercising any other remedies available to the Landlord for each breach, give notice to the Tenant of a breach, and, if the Tenant fails to cure the breach within 10 days, elect to receive from the Tenant liquidated damages of 500 dollars a day for each calendar day during which a breach occurs and continues. The failure of the Tenant to operate the Premises in adherence with paragraph 8 of this Lease will cause great harm to the Landlord and the Buildings. To specify or determine exactly the amount of damages resulting to the

Landlord and the Buildings from the failure of the Tenant to operate the Premises as provided in this paragraph of the Lease is difficult. The daily liquidated damages provided for in this paragraph of the lease is a reasonable amount and bears a rational relationship to the damages that the Landlord could suffer. The Landlord also will be entitled to terminate this Lease as provided in paragraph 16 of this Lease in addition to receiving liquidated damages. The Tenant will pay the liquidated damages to the Landlord within 5 days of demand for payment as provided in this Lease, and failure to timely pay the liquidated damages to the Landlord will constitute a breach of this Lease without further notice.

            9.  Maintenance and Repair. The Tenant will maintain the Premises in
                ----------------------
a clean, orderly, sanitary, and safe condition, in good repair and in compliance with all Governmental Rules. The standard of repair will be at least equal the condition of the repaired item immediately before the event which created the circumstance requiring the repairs to be made. The Tenant will give notice to the Landlord of any material alterations or additions by the Tenant to the Buildings. The Tenant will comply with all Governmental Rules enforced from time to time which require repairs, replacements or alterations to be made to the Buildings and with respect to any improvements constructed by the Tenant on the Land.

            10.  New Construction.
                 -----------------

                 A. As set forth in subparagraph 6.D, the Tenant will start construction of a new building or buildings and other improvements and fixtures on the Land as provided on attached Exhibit B (collectively, the "Buildings")
                                    ---------
and will use the best and diligent good faith continuous efforts of Tenant to complete the construction, and, upon completion of construction, will possess and occupy and start the conduct of the business of the Tenant as soon as reasonably practicable. "Buildings" includes any additions, replacements, and fixtures that may be later constructed or installed on the Land or the Premises when the context of this Lease allows. The Buildings will be constructed in a good and worker-like manner in accordance with (i) all requirements of City and County ordinances, (ii) all applicable rules, regulations and requirements of all departments, boards, bureaus, officials and authorities having jurisdiction of the construction of the Buildings, and (iii) the requirements of the City and County fire insurance ratings. All necessary permits for the Buildings will be obtained by the Tenant. The Tenant will deliver to the Landlord for approval by the Landlord before any construction is started copies of all final plans, specifications and vertical elevations which will be prepared as if for architectural review, for the Buildings (the "Plans").

            B. The Tenant will not permit any mechanics' lien or other liens (collectively, the "Liens") to be recorded against the Premises before, during or after the Term. If Liens are recorded against the Premises, the Tenant will cause the Liens to be discharged of record by payment, deposit, bond, order of court, or otherwise, within 30 days after the Tenant has received actual notice of any Lien which is filed in the records of the County.

            C. The Tenant will provide a notice to the Landlord as provided in paragraph 23 of this Lease (the "Notice") of any construction, grading, installation, or improvements on the Land (the "Work") no later than 10 days before the start of the Work. The Tenant will post on the Premises, as provided by New Mexico law, two "Notices of the Landlord's Non-Responsibility" before starting any Work (the "Non-Responsibility Notices"), and will maintain the Non-responsibility Notices on the Premises until all costs of the Work, including all costs of architectural, surveying, and engineering fees, and all other liabilities for which Liens could be recorded as provided by the statutes of New Mexico, are fully paid and satisfied. The Landlord may post the Non-responsibility Notices if the Tenant fails to post the Non-responsibility Notices.

            D. If Liens are recorded against the Premises and not discharged within thirty days after the Lien is filed in the County records as provided in subparagraph B above and the Tenant has received at least 90 days actual notice of the Liens, the Landlord may pay the Liens after reasonable inquiry as to the validity of the Liens. Any amounts so paid, including the fees of lawyers and title companies, expenses and interest, will be additional Rent due from the Tenant to the Landlord, and will be paid to the Landlord with interest at the rate of eighteen percent a year within five days after a Notice from the Landlord to the Tenant of a bill for the amount is given. The Tenant will indemnify the Landlord against all costs and charges, including lawyer fees, reasonably incurred in the defense of any action to discharge the Premises from Liens. The Tenant may contest Liens in good faith, with due diligence, if the Liens are discharged of record while contests are pending.

            E. Before starting the Work, the Tenant will obtain public liability, builder's risk and other insurance as provided in this Lease, and will maintain the insurance in full force and effect during the course of construction.

            F. Before starting the Work, the Tenant will obtain and deliver to the Landlord waivers of lien from any surveyor, architect or engineer that has performed any pre-grading construction or installation Work with respect to the Premises.

            G. Ownership of the Buildings (including fixtures) will remain in the Tenant during the Term or until any earlier termination of this Lease, subject to the rights of any Leasehold Mortgagee, and the requirements of this Lease. At the end of the Term or any earlier termination of this Lease, the Tenant will perform the Departure Obligation, as defined in paragraph 1(C). If, pursuant to the Departure Obligation, the Tenant elects to assume and perform the Reclamation Obligation, title to and ownership of all the buildings, personal property and trade assets will remain the property of the Tenant and may be removed from the Premises if removed within 180 days after the end of the Term or earlier termination of this Lease; provided, however, the Tenant will pay the Landlord $10,000 per month as monetary additional Rent for each month after the end of the Term or earlier termination of this Lease in which the property is not removed. If, pursuant to the Departure Obligation, the Tenant elects to assume and perform the Buildings Transfer Obligation, title and ownership to the Buildings, including the boilers and piping (including effluent piping), will automatically vest in the Landlord free and clear of any liens or encumbrances without signing of any further instrument and without any payment by the Landlord. The Tenant will, on demand by the Landlord, sign and acknowledge any further assurance of title and ownership to the Buildings as the Landlord may request. The Buildings and all personal property and trade assets, and fixtures will remain subject to the liens provided in this Lease in favor of the Landlord. As security for the payment and performance of the Rent or other obligations required to be paid or performed by this Lease by the Tenant, the Tenant grants to the Landlord a lien upon the Buildings, all personal property and trade assets of the Tenant now or later located upon the Premises. Subject to the provisions of Paragraphs 16 and 20, if the Tenant abandons or vacates any substantial portion of the Premises or is in default of the payment or performance of the Rent, or other obligations required to be paid or performed by this Lease, the Landlord may enter upon the Premises, by force if necessary, and take possession of all or part of the Buildings, personal property and trade assets, and may sell all or part of the Buildings, personal property and trade assets at public or private sale, in one or successive sales, with or without notice, to the highest bidder for cash and on behalf of the Tenant, sell and convey all or part to the bidder, delivering to the bidder all of the title and interest of the Tenant in the Buildings, personal property and trade assets sold to the bidder. The proceeds of the sale will be applied by the Landlord toward the cost of the sale and then toward the payment of all sums then due by the Tenant to the Landlord as provided in this Lease. The statutory lien of the Landlord for Rent is not waived. The express contractual lien granted in this Lease is in addition to the statutory lien. This Lease is intended as, and constitutes a security agreement within the meaning of the New Mexico Uniform Commercial Code and, the Landlord, in addition to the rights of the Landlord as provided in this Lease, will have all of the rights, titles, liens and interests in the property of the Tenant now or later located upon the Premises that are granted a secured party, as that term is defined under the New Mexico Uniform Commercial Code, to secure the payment to the Landlord of the Rent and obligations of the Tenant provided in this Lease and in compliance with this Lease. Tenant will execute a financing statement in favor of Landlord. At the request of the Tenant, the Landlord will subordinate any lien and the rights and remedies of the Landlord to enforce any such lien granted to the Landlord by law or by this Lease to the first lien of a Leasehold Mortgage as to the Buildings and to any purchase money lender as to any personal property and trade assets, subject to the Landlord's right to reasonably approve the form and substance of any requested subordination.

            10. The Tenant will deliver to the Landlord within a reasonable period of time after the completion of the Work but not over 30 days, an actual field survey (the "Survey") of the perimeter boundary of the Land and any related easement property containing a plat or map showing all buildings and related improvements (if any). The Survey will (i) state that the Survey is prepared for the Landlord, the Tenant and any title insurer selected by the Tenant if the Tenant wants to obtain a lessee's policy of title insurance at the sole cost and expense of the Tenant, (ii) contain a narrative legal description and the courses and distances legal description of the Land and any related easement property, (iii) be certified as of a date then current by a land surveyor licensed in New Mexico acceptable to the Landlord, and (iv) show the items listed on Exhibit C. Upon the completion of the construction and fixturing Work of the Tenant of and within the Premises, (1) the Tenant will deliver to the Landlord a copy of a properly executed certificate of occupancy from all governmental entities having jurisdiction, (2) furnish the Landlord with a complete set of reproducible "as-built" drawings, including "as-built" for all underground utilities and piping (including effluent piping), and (5) copies of lien waivers from all parties performing labor or supplying equipment and materials with respect to the Work of the Tenant.

           11.  Insurance Terms.
                ----------------
                A. The Tenant will provide and maintain during the Term, for the mutual benefit of the Landlord and the Tenant, fire and extended coverage insurance with respect to the Buildings. The insurance protection will be against fire and the other risks are covered by the standard form of extended coverage insurance generally available from time to time in the City (the "Fire Insurance"). The Fire Insurance will include in the coverage, loss or damage in aggregate amounts not less than one hundred percent of the full replacement cost of the Buildings, foundations excluded, and will be underwritten by an insurance company acceptable to the Landlord. The Tenant will provide and maintain a steam boiler, air conditioning equipment, pressure vessels or similar apparatus, and machinery insurance (the "Boiler Insurance"). The Tenant will furnish the Landlord a certificate of insurance evidencing the Fire Insurance and the Boiler Insurance (collectively, the "Insurance") coverages and will furnish the Landlord a copy of all policies of insurance. During the Term, the Landlord will be entitled to any insurance in an amount sufficient to avoid being a co-insurer. While the Buildings are under construction, the Insurance will be carried by the Tenant in builder's risk form, which will be reviewed and approved by the Landlord. The insurance policy will name the Tenant and the Landlord as their interests may appear.

            B. During the Term, the Tenant will provide and maintain at all times broad form comprehensive general public liability insurance, and elevator insurance (if applicable), as appropriate (the "Comprehensive Insurance"), that names the Landlord as an additional insured, protecting both the Landlord and the Tenant against claims of all persons, firms and corporations for personal injury, death and property damage, with minimum limits of liability with respect to personal injury of five million dollars for each occurrence, one million dollars for each individual, and, in connection with property damage, a broad form policy with minimum limits of five hundred thousand dollars for each occurrence, or higher coverage as may be required by law, to protect the Landlord from liability as provided in the New Mexico Tort Claims Act, or any comparable future statute, or otherwise.

            C. The Tenant will provide and maintain for the mutual benefit of the Landlord and the Tenant any other insurance, in amounts required by the Landlord, in the reasonable discretion of the Landlord and consistent with ordinary business practices, against any other insurable hazards insured against with respect to commercial real estate.

            D. All policies of insurance obtained by the Tenant as provided in this Lease (the "Policies") will be obtained from insurance companies qualified to do business within New Mexico that have an S&P rating of A+ or better (or comparable ratings if S&P ratings are modified or discontinued). If this lease is ever allowably assigned by the Tenant, any new insurance companies and the Policies will also be subject to the approval of the Landlord. All Policies will include a waiver of subrogation by the insurance company. All Policies will provide for 30 days Notice to the Landlord before cancellation. Before the effective date of this Lease, the Tenant will deliver to the Landlord certificates of insurance evidencing all required Policies. At least 30 days before the expiration date of any Policies, the Tenant will deliver to the Landlord, certificates of insurance evidencing renewal. All Policies will provide that no act or omission by the Tenant will impair or affect the rights of the Landlord to receive and collect the Insurance proceeds, and that the coverage provided by the Policies will not be affected by the performance of any Work in or about the Premises.

            E. Nothing in this Lease will prevent the Tenant from acquiring and maintaining insurance of the kind in the amounts as provided in this paragraph under a blanket insurance policy or policies (collectively, the "Blanket Policy") which includes other properties as well as the Premises if the Blanket Policy (i) will specify in the policy the amount of the total insurance allocated to the Premises that will not be less than the amounts required by this Lease, (ii) the amounts specified will be sufficient to prevent any one of the assureds from becoming a co-insurer, and (iii) the Blanket Policy will comply as to endorsements and coverage with the terms of this Lease.

            F. If the Tenant fails to obtain or fails to maintain any insurance required by this Lease, the Landlord may procure the insurance and the Tenant will reimburse the Landlord for all expenses incurred by the Landlord.

            G. If any Building is destroyed or damaged in whole or in part by fire or other casualty (the "Occurrence"), this Lease will continue in full force and effect and the Rent and other obligations payable or to be performed by the Tenant as provided in this Lease will not abate or be reduced because of an Occurrence except as provided in Paragraph 11.H.

                (1) Subject to the terms of any Leasehold Mortgage: all insurance policies with respect to damage to or destruction of the Buildings will provide that any Insurance proceeds to be paid will be adjusted solely by the Landlord and the Tenant, as their interests may appear. The net proceeds, if less than $200,000, will be paid to the Tenant. The net proceeds, if over $200,000, will be handled as follows, at the option of Tenant:

                      (a) The proceeds may be paid to and deposited with a bank jointly selected by the Landlord, the Tenant, and any Leasehold Mortgagee, as insurance trustee (the "Insurance Trustee"), that will hold, apply and make the proceeds available as provided in this Lease; or

            (b) The Tenant will furnish a bond or letter of credit for the benefit of Landlord, in a form satisfactory to Landlord in the amount of the Insurance proceeds, or such lesser amount as set forth below, and upon receipt by Landlord of such bond or letter of credit the insurance proceeds will be released to Tenant. Five days prior to the time that Tenant makes its election regarding handling of the Insurance proceeds, Tenant will notify Landlord in writing whether Tenant has elected the Reconstruction Obligation or the Reclamation Obligation. If Tenant elects the Reconstruction Obligation, Tenant will proceed to restore the Buildings to at least the reasonable equivalent of the previous condition of the Buildings. If applicable, either the Insurance Trustee will make the proceeds available upon completion of and payment for the Reconstruction or Reclamation Obligation, or, upon satisfactory completion of and payment for completion of the Reconstruction or Reclamation Obligation, the bond or letter of credit will be canceled. If Tenant elects the Reclamation Obligation, then Tenant will, within 30 days thereafter, provide Landlord with a written plan for completion of the Reclamation Obligation, including a reasonable engineer's estimate of probable cost. When the Landlord has indicated in writing that the Landlord approves the reclamation plan and approves the engineer's estimate of estimated cost, 125% of the probable cost of reclamation will be retained by the Insurance Trustee from the Insurance proceeds (or the letter of credit or bond need only be in that amount), and the Tenant will proceed to complete the Reclamation Obligation within 180 days of the date of election of the Reclamation Obligation using the Insurance proceeds to do so. The remainder of the Insurance proceeds may be released to Tenant and any Leasehold Mortgagee. If the Tenant elects the Reclamation Obligation, provided all other obligations of Tenant as provided in this Lease are satisfied, Landlord will have no other claim on the Insurance proceeds, and the Lease will terminate upon completion of the Reclamation Obligation.

            (2) The Tenant will give prompt notice of any Occurrence to the Landlord if the damage or loss is or may be over $50,000, and the Tenant, regardless of the dollar amount of an Occurrence, will promptly repair, replace and rebuild the Buildings to the extent of the value and as nearly as practicable to the character of the Buildings existing immediately before the Occurrence. If the Occurrence is over $200,000, as provided in paragraph 11
(G)(1) above, the Tenant will elect either the Reconstruction or

Reclamation Obligation, and will thereafter proceed as follows:

            (a) Before starting any reconstruction or reclamation work (the "Insurance Work"), Plans will be filed with and approved by all City and other governmental authorities having jurisdiction of the Insurance Work (the "Governmental Approvals"), and a fixed fee estimate for all costs of the Insurance Work will be obtained by the Tenant and furnished to the Landlord.

            (b) Before starting any Insurance Work, the Tenant will deliver to the Landlord a certificate of insurance evidencing a Comprehensive Insurance policy as provided in this Lease and a Builder's Risk insurance policy covering the Work.

            (c) The Insurance Work will start within 90 days after settlement is made with the Insurance companies and the Insurance proceeds are paid to the Insurance Trustee or the Tenant, as provided in this Lease, and the Governmental Approvals are obtained. The Reconstruction Obligation will be completed within a reasonable time, free and clear of all liens and encumbrances, except any Leasehold Mortgage, as provided in the Plans. The Reclamation Obligation will be completed within 180 days, free and clear of all liens and encumbrances, and the lien of the Leasehold Mortgagee will be fully released. The Reclamation Obligation will be completed as provided in the Plans.

            (d) At least 10 days before starting the Reclamation or Reconstruction Obligation, the Tenant will notify the Landlord if increased Insurance premiums will be charged, and the Tenant will pay the increased premiums, if any, charged by the Insurance companies carrying Insurance on the Buildings to cover the additional risk during the course of the Insurance Work.

            (e) The Insurance Trustee or the Tenant, as the case may be, will apply the net proceeds of any Insurance to the payment of the cost of the reconstruction or reclamation Insurance Work, as the Insurance Work progresses. If the net proceeds are held by an Insurance Trustee (1) payments will be made against properly certified vouchers of a competent architect and general contractor in charge of the Insurance Work that are selected by the Tenant and
(2) the Insurance Trustee will advance out of the Insurance proceeds toward each payment, to be made by or on behalf of the Tenant, an amount that bears the same proportion to the payment as the whole amount received by the Insurance Trustee bears to the total estimated cost of the Insurance Work, except that the Insurance Trustee will withhold 10 percent from each amount paid until the Insurance Work is completed, and proof is furnished that no lien or liability has attached or will attach to the Premises with respect to the Insurance Work. If the total estimated cost of the Insurance Work is over the amount of the net Insurance proceeds received by the Insurance Trustee, the Insurance Trustee will require the Tenant, before the Insurance Work is started, to secure the Insurance Trustee by surety bond, letter of credit or cash deposit equal to the amount of the excess of the estimated cost over the net Insurance proceeds as security for the due completion, within a reasonable time, subject to force majeure, of the Insurance Work, and the cash deposit will be deemed to be part of the net Insurance proceeds for the purpose of this paragraph. If the Insurance proceeds exceed the cost of the Insurance Work, the balance remaining after payment of the cost of the Insurance Work will be paid over and belong to the Tenant.

            H. This Lease will not terminate (unless Tenant elects and properly completes the Reclamation Obligation) or be affected in any manner because of the Occurrence, or because of the untenantability of the Premises or of the Buildings, and the Tenant will pay or perform the Rent and all other obligations as provided in this Lease without abatement or reduction, except that Tenant will be relieved of the "continuous operation" requirement and of the requirement to meet the Employment Standard, so long as the Tenant starts and promptly completes repairs and resumes the business operations of the Tenant as soon as repairs are complete, but in any event not later than 12 months from the date the business operations of the Tenant were suspended as the result of an Occurrence.

       12.  Condemnation Provisions.
            ------------------------

            A. If title to the whole or substantially all of the Premises is taken or condemned by any competent authority (save for the City of Grants) for any public or quasi-public use, at the option of the Tenant to be exercised by the Tenant giving written notice to the Landlord within 30 days of the taking or condemnation, this Lease will cease and terminate, all monetary obligations payable or performable by the Tenant as provided in this Lease will be prorated as of the date of vesting title in the condemnation proceedings, and the total award made with respect to the Premises less all expenses incurred with respect to the condemnation action (the "Net Award"), will be apportioned between the Landlord and the Tenant as provided in this Lease subject to the rights of any Leasehold Mortgagee. The amount of the damages to which the Tenant is entitled will first be used by the Tenant to obtain a complete release of any Leasehold Mortgage.

            B. If title to less than the whole or substantially all of the Premises is taken or condemned by any competent authority for any public or quasi-public use, and the portion of the Premises not taken is sufficient for the continued operation of the Premises as contemplated by this Lease, the Rent and the other obligations payable and performable by the Tenant as provided in this Lease for the remainder of the Term will be reasonably reduced by the Landlord, in Landlord's reasonable discretion.

        C. The rights of the Landlord and the Tenant to the Net Award on a taking or condemnation will be determined as follows and in the following order of priority:

            (1) If a taking, partial, whole or substantially all, as the case may be, occurs, the Landlord will be entitled to receive that portion of the award, with interest on the award, representing compensation for the value of the Land taken, including consequential damage to any part of the Premises not taken, and damages measured by the difference in value of the Land immediately before and after the taking. The Land will be considered as vacant unimproved land, unencumbered by this Lease.

            (2) If the whole or any part of the Premises is taken, the balance of the award after payment of the portion specified in the preceding subsection to the Landlord will be paid to the Tenant, except that if any Buildings existing on the Premises are damaged or partially destroyed by a partial taking of less than the whole or substantially all of the Premises, and this Lease is not surrendered and terminated by the Tenant as provided in this paragraph, the Tenant will rebuild, repair or replace the Buildings, (the "Repair") subject to the following provisions:

                 (a) If infrastructure site improvements other than Buildings are taken or damaged, the Tenant will Repair the infrastructure site improvements within portions of the Premises not taken but needed for the business of the Tenant.

                 (b) If the Buildings are damaged or partially destroyed by a partial taking and the remaining portion of the Buildings can reasonably be restored as a complete building capable of producing a fair and reasonable proportionate return, the Tenant will repair, replace or rebuild the Buildings in a reasonable manner.

                 (C) If the Buildings are damaged or partially destroyed by a partial taking, and the Buildings cannot reasonably be Repaired as provided in this paragraph, the Tenant will demolish the remaining portion of the Buildings and clear and reclaim the Land. The Tenant will Repair the Buildings with Buildings of comparable quality and characteristics to the extent that the remaining portion of the Premises can reasonably accommodate the Buildings.

        D. The Tenant will not be required to spend sums in the Repair of the Buildings over the sums paid to the Tenant as provided in this paragraph.

            E. If the values of the respective interests of the Landlord and the Tenant are determined as provided in this paragraph in the condemnation action, the values so determined will be conclusive upon the Landlord and the Tenant. If the values are not separately determined, the values will be determined by the Landlord and the Tenant.

            F. The Landlord, the Tenant, and any person or entity having an interest in the award or awards will have the right to participate in any condemnation action for the purposes of protecting their interests. Each party so participating will pay its own expenses.

            G. If the whole or any part of the Premises is taken or condemned by any competent authority solely for the temporary use or occupancy of the authority, this Lease may be terminated by the mutual agreement of Landlord and Tenant.

        13.  Assignment or Subletting.
             -------------------------

             Subject to the Leasehold Mortgage paragraph of this Lease, the
                            ------------------
Tenant will not sell, assign, mortgage, pledge or transfer any interest in this Lease and will not sublet all or any part of the Premises or permit anyone to use or occupy the Premises without the prior written approval of the Landlord, which approval may be unreasonably and arbitrarily delayed, deferred or denied.

        14.  Indemnity.
             ---------

             A. The Tenant will indemnify and defend the Landlord against any expense, loss or liability, resulting from:

                 (1)  Liens;

                 (2)  Claims and awards of damage for death, injury or property damages with respect to the Premises;

                 (3)  Delay by the Tenant in surrendering the Premises,

including claims made by any succeeding tenant because of delay;

                 (4)  Failure of the Tenant to perform any obligation to be performed by the Tenant as provided in this Lease;

                 (5)  Failure of the Tenant to protect the Landlord and the

Premises against Hazardous Materials as provided in Section 813(9) of this

Lease; and

                 (6) Actions or demands with respect to any of the foregoing

(the "Indemnities").

                 However, if Section 56-7-1 NMSA 1978 is applicable to this

Lease, the Indemnities will not extend to liability, claims, damages, losses or expenses,
including fees of lawyers, relating to the construction, installation, alteration, modification, repair, maintenance, servicing, demolition, excavation, drilling, reworking, grading, paving, clearing, site preparation or development of any real property or any improvement of any kind on, above or under real property and arising out of (1) the preparation or approval of maps, drawings, opinions, reports, surveys, change orders, designs or specifications by the Landlord, or the agents or employees of the Landlord, or (2) the giving of or the failure to give direction or instructions by the Landlord, or the agents or employees of the Landlord, where the giving or failure to give directions or instructions is the primary cause of bodily injury to persons or damage to property.

            B. The Tenant will reimburse the Landlord on demand for any payment made by the Landlord to which the Indemnities relate, including the reasonable lawyer fees and costs incurred by the Landlord in establishing the right of the Landlord to indemnity as provided in this Lease.

            C. The Tenant may contest the validity of, defend, settle and compromise any matter to which the Indemnities relate.

            D. The Landlord may post on the Premises at any time any reasonable notices to protect the rights of the Landlord.

        15. End of Term.
            -----------

            A. At the end of the Term, if Tenant is not then in default, the Tenant will assume the Departure Obligation as defined in paragraph 1(C), and will elect either the Building Transfer Obligation or the Reclamation Obligation, and will promptly start to perform the obligation elected.

            B. If the Tenant holds over beyond the end of the Term, the Tenant will be a tenant-at-will at an annual Rent of $120,000, payable in twelve equal monthly payments, and will vacate the Premises on demand of the Landlord or be deemed to be in forcible detainer of the Premises.

        16. Default of Tenant; Remedies of Landlord.
            ---------------------------------------

            A. The Tenant will be in default on the happening of any of the following (the "Default of Tenant"):

                 (1) The failure of the Tenant to make timely payment of any monetary obligations of the Tenant payable to the Landlord as provided in this Lease within 30 days after Notice from the Landlord is given to the Tenant.

                 (2) The failure of the Tenant to perform within 30 days after Notice from the Landlord is given to the Tenant with respect to any other obligation of the Tenant as provided in this Lease that can be performed within the 30-day period.

                  (3) The failure of the Tenant to start, within 30 days after Notice from the Landlord, to perform any other obligation of the Tenant as provided in this Lease that by the nature of this lease cannot be performed within 30 days, and to complete correcting the failure to perform without interruption and with diligence, such that the default will be fully cured within ninety days.

                  (4) Failure to meet the Employment Standard for a period of more than 45 days after written notice has been given to Tenant by Landlord. However, Tenant shall have a period of 45 days in which to reestablish compliance with the Employment Standard in which event the default shall be cured and the Lease shall remain in full force and effect, provided, however, that the benefit of such notice and cure period shall not apply more often than once in any two year period.

             B.  On the Default of Tenant, subject to the Leasehold Mortgage
                                                          ------------------
paragraph of this Lease, the Landlord will have all cumulative remedies available to the Landlord at law or equity in New Mexico for the breach or default of this Lease by the Tenant, including, without limitation, termination of this Lease, retaking possession of the Premises with or without termination of this Lease, and proceeding to recover any damages, including any unpaid monetary obligations of the Tenant payable to the Landlord, or the value of any unperformed obligations of the Tenant to be performed by the Tenant as provided in this Lease.

        17.  Default of Landlord; Remedies of Tenant.
             ---------------------------------------

             A. The Tenant will look solely to the estate of the Landlord in the Land for the collection of any judgment or order requiring payment of money by the Landlord if the Landlord defaults in or breaches this Lease; no other assets of the Landlord will be subject to levy, execution or other judicial process for the satisfaction of any claim of the Tenant; and the Landlord will not be liable for any default or breach or for any indirect, special or consequential damages except to the extent of the estate of the Landlord in the Land.

             B. If this Lease provides that the exercise of any right by the Tenant or the performance of any obligations of the Tenant is subject to the prior written consent of the Landlord and that the consent of the Landlord will not be unreasonably withheld or delayed, then in any case in which the Landlord withholds or delays the consent of the Landlord, the determination and action by the Landlord will be final and conclusive upon the Tenant unless, however, within 30 days after notice from the Landlord of the determination of the Landlord, the Tenant files an action for declaratory judgment or equitable relief in the appropriate court in Cibola County, New Mexico, seeking declaratory or injunctive relief from the determination of the Landlord, which declaratory or injunctive relief will be the sole remedy of the Tenant for any withholding or delaying of consent by the Landlord. If any action for declaratory or injunctive relief is filed by the Tenant as provided in this Section, the sole issue will be the determination if the withholding or delaying of consent by the Landlord was reasonable or unreasonable, and if a determination is made that the withholding or delaying of consent by the Landlord was unreasonable, then the decision will annul the withholding or delaying of consent, the annulment being the sole remedy of the Tenant, the Tenant and the Landlord intending (as to which the Tenant and the Landlord are conclusively bound) no withholding or delaying of consent by the Landlord, or any decision of any court with respect to the consent (i) will not impose any financial liability upon or result in any damages being recoverable from the Landlord; or (ii) create any right cognizable or remedy enforceable in favor of the Tenant and against the Landlord in law or equity or under any special statutory proceeding or at all (except as provided in this Section).

            C. The obligations of the Landlord as provided in this Lease will be deemed covenants, not conditions. The Landlord will not be in default as provided in this Lease until the Landlord has failed to start performance within 30 days, or such additional time as is reasonably required, to correct the default, after delivery of Notice by the Tenant to the Landlord specifying the failure of the Landlord to perform any obligation as provided in this Lease.

            D. The Tenant expressly waives any right to a trial by jury in any action to enforce or defend any rights as provided in this Lease or as provided in any amendment, instrument, document or agreement delivered, or later delivered with respect to this Lease or arising from any landlord and tenant relationship existing between the Landlord and the Tenant with respect to this Lease. The Tenant agrees that any such action will be tried before a court of competent jurisdiction and not before a jury.

        18.  Right to Charge.
             ---------------

             If the Tenant fails to pay or perform any obligation to be paid or performed by the Tenant as provided in this Lease with respect to ad valorem property taxes or to any other obligation non-payment or non-performance of which could give rise to a Lien against the Land, the Landlord may make the payment or perform the obligation, and the Tenant on demand will pay the Landlord as additional Rent the amount reasonably paid, or the reasonable cost of the performance, plus interest at the rate of eighteen percent a year from the date of the payment or performance of the Landlord, and reasonable fees of lawyers.

        19.  Development Cooperation.
             -----------------------

             The Landlord and Tenant will grant to public entities or public service or utility corporations, for the purpose of serving the Premises and adjacent real property owned, leased or otherwise controlled by the Tenant, reasonable rights-of-way or easements on, under or over the Premises consistent with ordinary business practices for vehicular access, for telephone, electricity, water, sanitary or storm sewers and other utilities and municipal or special district services.

        20.  Leasehold Mortgages.
             --------------------

             A.  Leasehold Mortgages Authorized. The Tenant may mortgage the
                 ------------------------------
Leasehold Estate to one Leasehold Mortgagee or to a syndicate of Leasehold Mortgagees, provided the loan is serviced by a single entity. All of the rights of the Landlord reserved or granted in this Lease will be subject to the rights of any such Leasehold Mortgage as provided below.

             B.  Notice to Landlord.
                 -------------------

             The Tenant will provide notice to the Landlord of any Leasehold Mortgage, and will provide a copy of the Leasehold Mortgage, any changes with respect the Leasehold Mortgage during the term of the Leasehold Mortgage, and the name, telephone and fax numbers and mailing and surface address of the Leasehold Mortgagee.

             C.  Consent of Leasehold Mortgagee Required. No cancellation,
                 -----------------------------------------
surrender or modification of this Lease will be effective as to any Leasehold Mortgagee unless first approved in writing by the Leasehold Mortgagee.

             D.  Default Notice. The Landlord, on providing the Tenant the
                 --------------
Notice of (i) Default of Tenant as provided in this Lease, or (ii) any act or omission of the Tenant on which the Landlord may claim a default, will provide a copy of the Notice to any Leasehold Mortgagee. If, because of the Default of Tenant, the Landlord elects to terminate this Lease, the Notice of the Landlord to the Tenant will include the date on which the Landlord intends to terminate this Lease. No Notice by the Landlord to the Tenant will be deemed to have been given unless a copy of the Notice has been given to the Leasehold Mortgagee. When the Notice has been given to a Leasehold Mortgagee, the Leasehold Mortgagee will have 20 days to remedy any Default of Tenant or acts or omissions provided for in the Notice, and in each instance the additional periods of time provided for in this Leasehold Mortgages paragraph of this Lease (the "Grace
                     --------------------
Period"), to remedy, start remedying, or cause to be remedied the Defaults of Tenant or acts or omissions provided for in the Notice. The Landlord will accept performance by a Leasehold Mortgagee as if the performance were done by the Tenant. The Landlord will not terminate this Lease if during the Grace Period the Leasehold Mortgagee:

            (1) Gives Notice to the Landlord of the desire of the Leasehold Mortgagee to pay and perform, and does in fact pay and perform before the end of the Grace Period, all the Rent (including the Employment Standard) and the other obligations of the Tenant payable to the Landlord as provided in the Notice of default and which may become due during the Grace Period, and

            (2) using the diligent best efforts of the Leasehold Mortgagee, complies in good faith with reasonable diligence all other obligations of the Tenant as provided in this Lease.

        E.  Procedure on Default.
            ---------------------

            (1) If despite payment and performance of the Leasehold Mortgagee as provided in the preceding subparagraph, the Landlord elects to terminate this Lease by reason of the Default of Tenant, the specified date for the termination of this Lease as fixed by the Landlord in the Notice of Default of Tenant will be extended for a period of 90 days (the "Additional Grace Period") if the Leasehold Mortgagee during the 90-day period:

                 (a) Pays and performs the Rent, including the Employment Standard, and any other obligations of the Tenant payable to the Landlord as provided in this Lease as the Rent and other obligations become due, and continues the diligent good faith best efforts of the Leasehold Mortgagee to perform all of the other obligations of the Tenant as provided in this Lease; and

                 (b) If not enjoined or stayed, takes steps to acquire or sell the Leasehold Estate by foreclosure of the Leasehold Mortgage or other appropriate means and prosecutes the foreclosure to completion with due diligence.

            (2) If, at the end of the Additional Grace Period, the Leasehold Mortgagee is complying with this Leasehold Mortgages paragraph of this Lease,
                                 -------------------
this Lease will not then terminate and the time for completion by the Leasehold Mortgagee of the foreclosure proceedings of the Leasehold Mortgagee will continue so long as the Leasehold Mortgagee is enjoined or stayed and later for so long as the Leasehold Mortgagee proceeds to complete steps to acquire or sell the Leasehold Estate by foreclosure of the Leasehold Mortgage or by other appropriate means with reasonable diligence and continuity. If the Default of Tenant is cured and the Leasehold Mortgagee discontinues the foreclosure action, this Lease will continue in full force and effect as if the Tenant had not defaulted.

            (3) If a Leasehold Mortgagee is complying with this Leasehold
                                                                ---------
Mortgages paragraph of this Lease, on acquisition of the Leasehold Estate by the
---------
Leasehold Mortgagee or any other acquirer, this Lease will continue in full force and effect as if the Tenant had not defaulted, subject to the reasonable prior approval by Landlord of the acquirer.

            (4) For the purpose of this Leasehold Mortgages paragraph of this
                                        -------------------
Lease, any acquirer of the Leasehold Estate will be deemed to have agreed to perform all of the obligations of the Tenant to be performed as provided in this Lease only for so long as the acquirer is the owner of the Leasehold Estate. If the Buildings have been or become materially damaged on, before or after the date of the purchase and assignment of the Leasehold Mortgage, the Leasehold Mortgagee or the acquirer will be obligated to Repair the Buildings only to the extent of the net insurance proceeds received by the Leasehold Mortgagee or the acquirer by reason of the damage. The Landlord will have the right to reasonably approve any acquirer of the Leasehold Estate other than the Landlord, and the Landlord will have reasonable discretion with respect to the decision to approve or not approve such an acquirer of the Leasehold Estate. In exercising such reasonable discretion of the Landlord, the Landlord may take the ability of the acquirer of the Leasehold Estate to pay and perform the Rent, including the Employment Standard, in consideration.

          F.  Substitute Lease. If the Landlord terminates this Lease because
              ----------------
of a Default of Tenant, the Landlord will, in addition to providing the notices of default and termination as required by this Leasehold Mortgages paragraph
                                               -------------------
of this Lease, provide the Leasehold Mortgagee with (i) a Notice that the Lease has been terminated (ii) a statement of all sums which would at that time be due as provided in this Lease except for the termination, and (iii) a statement of all other defaults, if any, known to the Landlord. The Landlord will enter into a Substitute Lease (the "Substitute Lease") of the Premises with the Leasehold Mortgagee for the remainder of the Term, effective as of the date of termination of this Lease, at the Rent (including the Employment Standard) and the other obligations of the Tenant payable and performable to the Landlord and on the terms of this Lease, if the Landlord approves the acquirer of the Leasehold Estate as provided in this

Lease, and:

             (1) The Leasehold Mortgagee gives a Notice to the Landlord requesting the Substitute Lease within 30 days after the date the Leasehold Mortgagee receives the termination Notice from the Landlord; and

             (2) The Leasehold Mortgagee pays to the Landlord at the time of the signing and delivery of the Substitute Lease any and all sums which would be due but for the termination; and

             (3) The Leasehold Mortgagee agrees to remedy any of the Default of Tenant of which the Leasehold Mortgagee was notified by the termination Notice of the Landlord and which are reasonably susceptible of being so cured by the Leasehold Mortgagee.

             The new tenant as provided in the Substitute Lease will have the same right, title and interest in and to that portion of the Premises subject to the Substitute Lease as the Tenant had. The new tenant as provided in the Substitute Lease will be liable to perform the obligations imposed on the new tenant by the Substitute Lease (including the Employment Standard) only during the period the new tenant has ownership of the Leasehold Estate.

          G.  Legal Actions. The Landlord will give the Leasehold Mortgagee
              -------------
prompt Notice of any legal action between the Landlord and the Tenant or between the Landlord, the Tenant and any condemning authority involving obligations as provided in this Lease. The Leasehold Mortgagee will have the right to intervene in the action and become a party to the action, and the Landlord and the Tenant will approve the intervention. If the Leasehold Mortgagee elects not to intervene or become a party to the action, the Landlord will give the Leasehold Mortgagee or other acquirer Notice of, and a copy of, any award or decision made in the action.

          H.  Future Amendments. If any Leasehold Mortgagee to which the Tenant
              -----------------
proposes to make a Leasehold Mortgage on the Leasehold Estate requires as a condition to making any loan secured by the Leasehold Mortgage that the Landlord agree to amendments of this Lease, the Landlord will enter into an agreement with the Tenant in recordable form making the amendments that are requested by the Leasehold Mortgagee only if the changes are reasonable in the sole and absolute discretion of the Landlord. However, the Landlord will not be required to make any agreement that changes the Premises; decreases the Rent (including the Employment Standard or other obligations of the Tenant payable or performable to the Landlord as provided in this Lease; enlarges the

Term; requires spending funds by the Landlord which the Landlord is not obligated to spend as provided in this Lease; or in any way enlarges the obligations of the Landlord as provided in this Lease. The foregoing enumeration is not intended as a limitation on the right of the Landlord to refuse to consent to an amendment if the Landlord acts reasonably. All expenses incurred by the Landlord with respect to any amendment will be paid by the Tenant or reimbursed by the Tenant to the Landlord.

             I.  Estoppel Certificate. The Landlord will, without charge, at
                 --------------------
any time after the date of this Lease, but not more frequently than twice in any 12-month period, within 30 days after Notice of a written request from the Tenant to the Landlord, certify as to the status of the Lease and consent to the assignment by the Tenant of this Lease as additional collateral for the benefit of any Leasehold Mortgagee.

        21.  Bankruptcy; Insolvency. The Tenant will be deemed to be in
             ----------------------
default as provided in this Lease (without the Landlord giving any notice declaring the default), if all or substantially all of the assets of the Tenant are placed in the hands of a receiver or trustee, or if the Tenant files a voluntary petition in bankruptcy, makes an assignment for the benefit of creditors, admits in writing that the Tenant cannot pay the debts of the Tenant as the debts become due, or is finally adjudicated a bankrupt, or if the Tenant petitions or institutes any proceedings under the United States Bankruptcy Code or under any other similar law.

             If a receiver, trustee or debtor-in-possession seeks to assume this Lease under the provisions of the Code or under some similar bankruptcy or insolvency statute, then this Lease or any interest in and to the Premises will not become an asset in any of the proceedings, will not be assumed and will not be assignable by the receiver, trustee or debtor-in-possession, unless the receiver, trustee or debtor-in-possession, within the time provided under the Code or statute cures all outstanding defaults and gives adequate assurances of future performance, including without limitation, assurances with respect to the payment and performance of the Rent (including the Employment Standard) and the other obligations of the Tenant as provided in this Lease, including the use and operation provisions of this Lease. In any such event as provided in this Lease in which the cures are not made or the adequate assurances are not given within the time provided, this Lease will be deemed rejected and the Landlord may, in addition to any and all rights or remedies of the Landlord as provided in this Lease or at law, but subject to the rights of any Leasehold Mortgagee, reenter the Premises and take possession of the Premises and remove all persons and contents from the Premises and neither the Tenant, nor any guarantor of this Lease, nor any such receiver, trustee, debtor-in-possession, committee of creditors or other legal entity created by such bankruptcy laws will have further claim as provided in this Lease or any further interest in the Premises.

             As used in this Lease, the phrase "adequate assurances" means clear and convincing evidence that the Tenant obligations as provided in this Lease and as provided in the Code are likely to be timely performed during the entire remaining balance of the term of this Lease and the person or entity which is to render the performance has demonstrated to the satisfaction of the Landlord substantial experience (for the use permitted in this Lease), has specifically assumed the obligations of the Tenant as provided in this Lease, and is contractually bound directly to the Landlord, taking into consideration that full performance of the Lease, including continued satisfaction of the Employment Standard, was a material inducement for the Landlord to enter into this Lease.

        22.  Recording; Documents Affecting Title and Interest. The Tenant will
             -------------------------------------------------
not do any act which may encumber the interest or title of the Landlord in and to the Land.

        23.  General Provisions. For the purpose of this Lease:
             ------------------
             A.  Use of "Will or May". "Will" is a mandatory word denoting an
                 --------------------
obligation to pay or perform. "May" is a permissive word denoting an option.

             B.  Expense. Any action, either required or optional, taken by
                 -------
either the Landlord or the Tenant as provided in this Lease, is taken at the expense of the actor unless otherwise specifically provided in this Lease. If the Tenant requests anything of the Landlord that requires preparation of, or review of, documents by the lawyers of the Landlord and if the Landlord accedes to such request, the Tenant will reimburse the Landlord on demand any reasonable legal fees and expenses incurred by the Landlord incident to the preparation or review as additional Rent as provided in this Lease.

             C.  Approval. Except with respect to the Assignment and Subletting
                 --------                             -------------------------
section of this Lease, the response to any request for approval as provided in this Lease will not be unreasonably or arbitrarily withheld, delayed or deferred.

             D.  Computation of Time. In computing any period of time by days
                 -------------------
as provided in this Lease, the date of the act, event or default from which the designated period of time starts to run will not be included. The last day of the period so computed will be included unless the day is a Saturday, Sunday or a New Mexico or federal legal holiday, in which event the period will run until the end of the next regular business day which is not a Saturday, Sunday or a New Mexico or federal legal holiday.

             E.  Notices. All notices, requests, demands, waivers and other
                 -------
communications given as provided in this Lease will be in writing, and, unless otherwise specifically provided in this Lease, will be deemed to have been given
(i) if delivered in person, upon delivery, or (ii) if mailed by certified or registered mail, postage prepaid, and addressed to the Landlord or the Tenant at the addresses provided below on the second business day after deposit in the United States mail if addressed to an address located within the same state in which the notice is being mailed or on the third business day after deposit in the United States mail if addressed to an address located within a state other than the state in which the notice is being mailed, or (iii) if sent by overnight express delivery service, enclosed in a prepaid envelope and addressed to the Landlord or the Tenant at the addresses provided below, on the first business day after deposit with the service, or (iv) if sent by tested telex, telegram, telecopy or other form of rapid transmission confirmed by mailing (as provided in this paragraph), at substantially the same time as the rapid transmission. Either the Landlord or the Tenant may change their respective address as provided in this paragraph by giving written notice of the change to the other (the "Notice") as provided in this paragraph. The addresses for notice are:

                           (1)  Notice to Landlord:
                                ------------------

                                City of Grants
                                P. O. Box 879
                                Grants, New Mexico 87020
                                Fax: (505) 287-7502

                                Attention: City Manager

                                With copy to:

                                Sutin, Thayer & Browne
                                A Professional Corporation
                                Two Park Square, Suite 1000
                                6565 Americas Parkway, N.E.
                                Albuquerque, New Mexico 87110

                                P. O. Box 1945
                                Albuquerque, New Mexico 87103

                                Attention: Gail Gottlieb, Esq.

                           (2)  Notice to Tenant:
                                -----------------

                                Colorado Greenhouse, Inc.
                                6811 Weld County Road #31
                                Fort Lupton, Colorado 80621
                                Fax: (303) 857-4049

                            Attention: James R. Rinella, Chief Executive Officer

                            With copies to:

                            Holme Roberts & Owen LLP
                            1401 Pearl Street, Suite 400
                            Boulder, Colorado 80302
                            Attention: William R. Roberts, Esq

            F.  Waiver; Remedies. No waiver of any default as provided in this
                ----------------
Lease or delay or omission in exercising any right or power of the Landlord or the Tenant will be considered a waiver of any other default as provided in this Lease. No exercise or failure to exercise any right or power of the Landlord or the Tenant as provided in this Lease will be considered to exhaust that right or power. The exercise of or failure to exercise any one of the rights and remedies of the Landlord or the Tenant as provided in this Lease will not be deemed to be instead of, or a waiver of, any other right or remedy as provided in this Lease. The Tenant may waive any of the terms or conditions precedent to the obligations of the Tenant as provided in this Lease. Failure on the part of the Landlord to complain of any action or nonaction on the part of the Tenant, no matter how long the action or nonaction on the part of the Tenant may continue, will not be deemed to be a waiver by the Landlord of any of the rights of the Landlord as provided in this Lease. Further, no waiver at any time of any of the terms of this Lease by the Landlord will be construed as a waiver of any of the other terms of this Lease and a waiver at any time of any of the terms of this Lease will not be construed as a waiver at any later time of the same provisions. The consent by the Landlord to or of any action by the Tenant requiring the consent of the Landlord will not be deemed to waive or render unnecessary consent of the Landlord to or of any later similar act by the Tenant.

            G.  Time of Essence. Time is of the essence in the performance
                ---------------
of all the terms of this Lease.

            H.  Binding Effect. This Lease is binding upon, and inures to the
                --------------
benefit of, the Landlord or the successors, successors-in-interest, assigns, transferees and nominees of Landlord and the Tenant and the successors, successors-in-interest, assigns, transferees, and nominees of the Tenant.

            I.  Entire Agreement. Subject to the terms of attached Exhibit A-1,
                ----------------                                   -----------
this Lease constitutes the entire agreement of the Landlord and the Tenant and supersedes all previous agreements, written or oral, between the Landlord and the Tenant. No statement, promise, or inducement made by the Landlord or the Tenant, or the agent of the Landlord or the Tenant, either written or oral, which is not provided in this Lease, is binding upon the Landlord or the Tenant.

              J.  Headings and Use of Terms. The section and paragraph
                  -------------------------
headings to this Lease are for convenience and reference only. The words as provided in the section and paragraph headings will not be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the terms of this Lease. Terms defined in this Lease have the meaning, designation, and significance ascribed to the terms defined in this Lease.

              K.  Partial Invalidity. If any term of this Lease, or the
                  ------------------
application of the term to any person or circumstance is, to any extent, invalid or unenforceable, the remainder of this Lease, or the application of the term to persons or circumstances other than those as to which the term is held invalid or unenforceable, will not be affected by the application, and each term of this Lease will be valid and be enforced to the fullest extent permitted by law.

              L.  Paragraphs, Articles and Exhibits. All references in this
                  ---------------------------------
Lease to paragraphs, subparagraphs and exhibits will, unless otherwise indicated, be references to paragraphs, subparagraphs and exhibits to this Lease.

              M.  Further Assurances. The Landlord and the Tenant will, without
                  ------------------
additional consideration, sign, acknowledge, and deliver any other documents and take any other action necessary or appropriate and reasonably requested by the other to carry out the intent and purpose of this Lease.

              N.  Governing Law. The validity, meaning and effect of this Lease
                  -------------
will be determined as provided by the laws of New Mexico applicable to leases made and to be performed in New Mexico.

              0.  Survival. The obligation of the Tenant to pay and perform any
                  --------
and all Rent and obligations owing by the Tenant to the Landlord as provided in this Lease will survive the end or termination of this Lease.

              P.  Construction. Despite any term to the contrary in this
                  ------------
Lease, this Lease may be modified, amended, discharged, changed or waived only in writing, signed by the party against which enforcement of the modification, amendment, discharge, change or waiver is sought. This sentence is intended by the Landlord and the Tenant to override the holding of Medina v. Sunstate
                                                       ------------------
Realty, Inc., 119 N.M. 136, 889 P.2d 171 (1995), that a contract may be modified
-------------
by express or implied agreement of the parties to the contract as shown by the words or conduct of the parties, even when the contract itself specifies that all modification to the contract must be in writing. This sentence is intended by the Landlord and the Tenant to incorporate the holding in Board of Education, Gadsden Independent School District No. 16 v. James
--------------------------------------------------------------------------
Hamilton Construction CO., 119 N.M. 415, 890 P.2D 807 (CT. APP. 1994) and Chavez
-------------------------                                                 ------
v. Manville Products Corp., 108 N.M. 643, 777 P.2d 371 (1989), that where the
--------------------------
contract requires that any modification be in writing, oral modifications are ineffectual. Neither the Landlord nor the Tenant will ever assert or claim in any action or arbitration with respect to this Lease that any term of this Lease was modified in any respect, including by a "course of conduct," "course of dealing" or by a "waiver or estoppel," except by a written amendment of this Lease signed by the Landlord and the Tenant. Further, the language used in this Lease will be construed according to the fair and usual meaning of the language, and will not be' strictly construed for or against the Landlord or the Tenant. The Landlord and the Tenant intend that the language used in this Lease means what the language says. If a matter is specifically covered by the written terms of this Lease, no agreement with respect to the matter will be implied on the theory of good faith or fair dealing or any other theory.

            Further, the Landlord and the Tenant intend that the rights and remedies provided in the Lease are plain, adequate and complete and, in any action or arbitration with respect to this Lease, no need exists for any court or board of arbitrators to impose equitable solutions, such as judicially imposed accountings, to meet any problem presented.

            The Landlord and the Tenant have each been represented by capable and competent counsel with respect to this Lease and no great disparity exists in the bargaining power of the Landlord and the Tenant.

            The Landlord and the Tenant also each recognize that the Lease creates both property rights and contract rights within a sophisticated commercial setting and that the relationship of the Landlord and the Tenant does not create fiduciary duties or responsibilities as between the Landlord and the Tenant.

        Q.  Attorneys' Fees. If the Landlord or the Tenant is required to
            ---------------
initiate or defend litigation or other legal action in any way with respect to this Lease, the prevailing party in the litigation or action, in addition to any other relief that may be granted, whether legal or equitable, will be entitled to reasonable attorneys' fees. Attorneys' fees will include attorneys' fees on any appeal, and, in addition, a party entitled to attorneys' fees will also be reimbursed for all other reasonable costs for investigating the action, taking depositions, conducting other discovery, travel, and all other necessary costs incurred in the litigation. All fees due as provided in this Lease will be paid whether or not the litigation is prosecuted to judgment.

        DATED: May 14, 1998.

LANDLORD:                           TENANT:
--------                            ------

CITY OF GRANTS,                     COLORADO GREENHOUSE, INC.,
a municipal corporation             a Delaware corporation


By [SIGNATURE ILLEGIBLE]                   By /s/ James R. Rinella
   ---------------------                     -----------------------------
   ----------------                            James R. Rinella
     Its Mayor                                 Its Chief Executive Officer




STATE OF NEW MEXICO

COUNTY OF CIBOLA

        This instrument was acknowledged before me on May 15     , 1998, by
                                                     ------------
Bill Snodgrass      , Mayor of City of Grants, a municipal corporation, on
--------------------
behalf of the City.


                                            Peggy J. Jordan
                               -------------------------------
                               Notary Public


My commission expires:

        4/21/2000
-------------------------

STATE OF NEW MEXICO

COUNTY OF CIBOLA

     This instrument was acknowledged before me on May 15, 1998, by James R.
                                                   ------
Rinella, Chief Executive Officer of Colorado Greenhouse, Inc., a Delaware corporation, on behalf of the corporation.

                                             Peggy J. Jordan
                               -----------------------------
                               Notary Public

My commission expires:
        4/21/2000
---------------------------
40017

                                    THE LAND
                                    --------
                                (To be Attached)



BOUNDARY SURVEY PLAT
--------------------                             70.0000 ACRES, NW1/4
                                                 SEC. 32, T.11N., R.9W.
                                                 N.M.P.M.

                                                 City of Grants
                                                 Cibola County, NM


[MAP OUTLINING PLAT OF
PROPERTY APPEARS HERE]

                                  Note;  Basis of Bearings is a Property/
                                  ----   Ownership Plat furnished by City of
                                         Grants, prepared by Forsgren
                                         Associates/P.A., Phoenix, AZ (Project
                                         No. 5-90-060, Sheet No. G-4), and a
                                         survey by John W. Millar, NM LS
                                         No. 9286, dated Jan. 23, 1991.

                                         * Corners set this survey 1/2" rebars,
                                           caps No. 6262

                                  DESCRIPTION

        A tract of land situated within the northwest quarter of Section 32, T.11N., R.9W., N.M.P.M., in the City of Grants, Cibola County, New Mexico, and being more particularly described as follows:

        Beginning at the northeast corner of said tract, from which point the North 1/4 Corner of said Section 32 bears N 79 (DEGREES) 02'21" W, and is 329.25 feet distant;

        Thence S 01 (DEGREES) 02' W, 1834.43 feet;
        Thence S 89 (DEGREES) 42' 26" W, 1660.54 feet;
        Thence N 01 (DEGREES) 02' E, 581.61 feet to a point on the West line of said tract;
        Thence N 01 (DEGREES) 00' 12" E, 1254.00 feet to the northwest corner of said tract;
        Thence N 89 (DEGREES) 45' 09" E, 1338.00 feet along the South right of way line a 60.00-foot road (Camino de Coyote) to a point on the North line of said tract;
        Thence S 89 (DEGREES) 12' E, 323.25 feet along said North line to the place of beginning, and containing 70.0000 Acres, more or less.

        I William R. Runyan, certify that I conducted and am responsible for this survey, that this survey and plat are true and correct to the best of my knowledge and belief, and that this survey and plat meet the Minimum Standards for Surveying in New Mexico.

                                        /s/ WILLIAM R. RUNYAN
        [SEAL OF WILLIAM R. RUNYAN      --------------------------------------
         NEW MEXICO REGISTERED LAND     William R. Runyan, R.L.S. No. 6262
         SURVEYOR APPEARS HERE]         dba Runyan Surveying, P.O. Box 509
                                        Grants, NM 87020 (505) 287/3960

                                        Date of Survey: April 23, 1998

                                        Owner(s): City of Grants, P.O.
                                        Box 879, Grants, NM 87020

                        WATER AND WASTEWATER PROVISIONS
                        -------------------------------






                                        May __, 1998

Mr. Bob Clark
Colorado Greenhouse, Inc.
6811 Weld County Road 31
Fort Lupton, CO 80621

                                        City of Grants
                                        --------------

Dear Mr. Clark:

The City of Grants, New Mexico and Colorado Greenhouse, Inc. entered into a Lease and Project Participation Agreement (the "Lease") on __________ , 1998. The Lease requires the Company to operate two greenhouses and related facilities for a period of 60 years. This letter notifies you of the manner in which the City can now furnish its water and wastewater treatment to the Company for use by the Company in its greenhouse facilities. Water and wastewater treatment will be furnished pursuant to City ordinances and policies on water and wastewater, as those ordinances and policies may be modified from time to time.

The City currently owns and operates its water and wastewater systems. As long as the City continues to own and operate its water, the City will provide water (as opposed to wastewater) services to the Company at the same rates and on the same terms generally made available to industrial water users under City ordinance. We understand that the Company will not require in excess of 360 acre feet of water per year. Because the greenhouses will discharge a high volume of relatively clean wastewater from its greenhouse operation, the City does not expect that the Company's wastewater use will be comparable to that of an average commercial wastewater system user. The City anticipates that substantial amounts of the wastewater will be able to be discharged directly to the Coyote del Mal Pais Golf Course without treatment, for reuse as golf course irrigation. The City will provide separate meters for domestic and greenhouse uses. The City will only bill Colorado Greenhouse for sewage treatment on the amount of water utilized for domestic purposes, as long as the City continues to own and operate its own wastewater system and the Coyote del Mal Pais Golf Course.



                                  EXHIBIT A-1
                                  -----------
                                 Page -1- of 2

The provisions of the City's water and wastewater ordinances will need to be complied with by the Company, including prompt payment of all fees and charges associated with the connection and use of the City's water and wastewater systems.

If the City elects to sell its water and wastewater utilities (which is not currently contemplated) or the Coyote del Mal Pais Golf Course (also not currently contemplated), the City would be willing to work with the purchaser in good faith in an effort to enable Colorado Greenhouse to continue to receive water and wastewater services on the same basis as users in the same classification.

Please indicate your acknowledgment by signing this letter in the space below and returning a copy to us.

Sincerely,

CITY OF GRANTS

By_____________________

 Its City Manager

The terms and conditions described
above are acknowledged by:

COLORADO GREENHOUSE, INC.


By_____________________
 Its



                                  EXHIBIT A-1
                                  -----------
                                 Page -2- of 2

                             PERMITTED ENCUMBRANCES
                             ----------------------

1. Reservations as shown in Patent for State Land recorded in Miscellaneous Book 1, Pages 7838-7839, records of Cibola County, New Mexico.

2. Easement dated August 11, 1953, given by E. S. Walker to El Paso Natural Gas Co., recorded in Book 98, Page 384, records of Valencia County, New Mexico.

3. Easement dated December 22, 1983, given by Joe Fidel, et al, to Continental Divide Electric Coop., Inc., recorded in Miscellaneous Book 1, Page 2845, records of Cibola County, New Mexico.

4. In no event does this policy cover any mobile home that may be locate on the insured premises.

5. Title to oil, gas, coal and other minerals within and underlying the premises, together with the drilling rights, privileges and easements appurtenant thereto, and production therefrom.


                                  EXHIBIT A-2
                                  -----------

                         SPECIFICATIONS IN CONNECTION

                         WITH BUILDINGS AND SITE PLANS
                         -----------------------------


                               (To be Provided)

                                   EXHIBIT B

          SPECIFICATIONS IN CONNECTION WITH BUILDINGS AND SITE PLANS
          ----------------------------------------------------------

                             Facility Description
                             --------------------

The greenhouse project facilities will consist of two 20-acre glass greenhouses, built in two phases, plus a support building of approximately 50,000 square feet.

Each greenhouse will be provided with computer controlled ventilation windows, energy screen, drip irrigation system, roof sprinkler system, and a hot water heating system including natural gas-fired hot water boilers.

The support building will house the boilers, irrigation equipment, water treatment equipment, water storage tanks, boilers, offices, restrooms, luncheon and storage areas.

The facility will also include suitable roads, parking areas, and a storm water retention pond.

                   "AS-BUILT" SURVEY REQUIREMENTS CHECKLIST
                   ----------------------------------------

The following information should be included on the plat of survey:

        1.  Scale, Date, Location of North, and Legend.

                     (1) Location. The location of any and all existing
                         ----------
improvements or structures on the Land.

                     (2)  Encroachments. That no improvements or structures
                          -------------
located on, under or adjacent to the Land are the subject of any encroachments, protrusions, overlaps or overhangs.

                     (3)  Area. The exact area of the Land in acres and square
                          ----
feet.

                     (4)  Easements. The location of all existing easements on,
                          ---------
under or above the Land.

                     (5)  Access. The premises, if any, over which ingress to or
                          ------
egress from the Land from a dedicated public street or highway is necessitated.

        2. Adjoining streets, roads, highways, alleys, drainages, waterways, right-of-way lines, right-of-way widths and distances to the property. Names of streets, roads, etc.,. as applicable. Indicate exactly how actual physical access to and from the property to and from a public street, etc. is afforded. If driveways or other cuts in the curbs along any street, etc. upon which the property abuts do not exist to afford access, indicate that fact. If drainages, septic systems, waterways or arroyos exist that affect the property, indicate that fact.

        3. All points of reference should be tied to an identifiable monument or intersection of streets.

        4. All visible buildings, improvements or structures ("improvements") and all known or indicated sub-surface improvements in place and the measurements of the improvements and structures should be delineated and labeled including the following:

            a. Boundaries (all property line deflection points must have an iron pin set in place). All boundary distances should be expressed in feet and hundredths of feet. All courses should be expressed in degrees, minutes and seconds.



                                   EXHIBIT C
                                   ---------
                                 Page -1- of 4

            b. Utilities and septic systems that benefit or serve the property (including visible apparent connecting lines to the property from public utility lines), and volume and page numbers of all easements provided, if recorded or established by recorded subdivision plats.

            c. Pavement and paved parking area, including size and number of regular parking spaces and handicap parking spaces (shade edges and show and number parking space lines). If the ordinances of the County of Cibola, or City of Grants, New Mexico, including any applicable extraterritorial ordinances, make a distinction, show regular vs. compact automobile parking spaces. A statement should be included with respect to the compliance by the property with the parking space requirements of the County of Cibola or City of Grants, New Mexico, or, of any extraterritorial authority.

            d.  Walkways (please "dot" concrete) and signs.

            e. Ingress and egress (curb cuts and driveways should be delineated and labeled).

            f. Vertical elevations should be delineated and labeled for all known or indicated sub-surface improvements.

        5. Building set-back lines should be shown on the property (as defined by the County of Cibola or City of Grants, New Mexico, or extraterritorial zoning ordinances or regulations, plat map and restrictive covenants) and any other building restrictions established by protective or restrictive covenants or site development plans, including the volume and page numbers, if recorded.

        6. Lot, block or square designation, if applicable, and written (narrative) legal description by courses and distances (metes and bounds) on the plat of survey.

        7. Location and dimensions (with same information as boundaries) of all easements identified in the commitment for a policy of title insurance, including the volume and page numbers, if recorded. A later requirement may be that certificates from utility companies should be attached or provided that evidence agreement of all the lines shown on the plat of survey.

        8. Location and dimensions (with the same information as boundaries) of all


                                   EXHIBIT C
                                   ---------
                                 Page -2- of 4
             encroachments (including encroachments of all known or indicated sub-surface improvements in place) onto easements, rights-of-way, set-back lines, the property, or any adjoining properties, etc.

        9. Identification of all abutting lot numbers or names of subdivisions or tracts.

        10.  Section, township and range, if applicable.

        11.  Street address (of each building) should be shown on the building.

        12. Area of land and area of buildings in square feet and acres, and distance of buildings to the boundary of the property and to building set-back lines.

        13.  Vicinity sketch showing closest thoroughfare intersection.

        14. The point of beginning of description (labeled on the plat of survey).

        15. True point of beginning of description (labeled on the plat of survey).

        16. Surveyor's seal or stamp on the plat of survey clearly showing registration number.

        17. Date of the plat of survey and original surveyor's signature on all copies of the plat of survey.

        18. Chart of curve data information to support length of curves used on the plat of survey.

        19.  Curve tangent points indicated on survey lines.

        20.  Note stating whether or not survey has been balanced and adjusted.

        21. Note stating if commitment for policy of title insurance was used in defining easements and other recordings.

        22.  Field notes on the plat of survey, if applicable.

        23. Indicate on the plat of survey, at all survey line deflections, whether the survey monument was found or set, such as, "Found Iron Pin" or "Iron Pin set."

        24. Note stating whether or not the property appears in any Flood Insurance Boundary Map, and, if so, further state the map number, applicable zones and whether or not the property appears to be in the "Flood Hazard Area" shown on that map.

        25. Statements in the certificate of surveyor (see below) such as "except as shown" are not acceptable. If exceptions exist, each exception must be separately listed and fully described in the certificate of the surveyor.

        26. Statements to the effect "this survey is not to be used for construction



                                   EXHIBIT C
                                   ---------
                                 Page -3- of 4
             purposes" or "this survey is only to be used for loan purposes" are not acceptable. Any limitation in the certificate of the surveyor that the plat of survey is prepared "to the best of the knowledge" of the surveyor, or words of similar import, are not acceptable.

        27. The certificate of the surveyor should certify to Landlord, Lender and Tenant as to all matters specified herein.



                                   EXHIBIT C
                                   ---------
                                 Page -4- of 4

                              MEMORANDUM OF LEASE
                              -------------------

          City of Grants (the "Landlord") and Colorado Greenhouse, Inc. (the "Tenant"), have signed and acknowledged a Lease dated as of
_______________, 199_ (the "Lease"), concerning the premises described in attached Exhibit A (the "Premises").
         ---------

          The Lease provides that for good and adequate consideration the Landlord leases the Premises to the Tenant, and the Tenant accepts the Premises from the Landlord, on terms provided for in the Lease. The Lease is incorporated into this Memorandum of Lease (this "Memorandum").

          The term of the Lease starts on____________________, 199______, and ends on ____________________, 20__________,.

          This Memorandum is not a complete summary of the Lease. The terms in this Memorandum will not be used in interpreting the terms of the Lease. If a conflict arises between this Memorandum and selected provisions of the Lease, the Lease provisions will control. Signature and acknowledgment of this Memorandum constitutes signing and acknowledgment of the Lease.

          DATED: __________________, 199____.

LANDLORD:                      TENANT:
--------                       ------

CITY OF GRANTS,                     COLORADO GREENHOUSE, INC.,
a municipal corporation             a Delaware corporation



By____________________              By_____________________________
     _________________                  James R. Rinella
     Its Mayor                          Its Chief Executive Officer




                                   EXHIBIT D
                                   ---------
                                 Page -1- of 2

STATE OF NEW MEXICO

COUNTY OF CIBOLA

          This instrument was acknowledged before me on_________________, 1998, by ________________________________, Mayor of City of Grants, a municipal corporation, on behalf of the City.


                               _____________________________________________
                               Notary Public

My commission expires:

___________________________

STATE OF NEW MEXICO

COUNTY OF CIBOLA

        This instrument was acknowledged before me on_______________, 1998, by James R. Rinella, Chief Executive Officer of Colorado Greenhouse, Inc., a Delaware corporation, on behalf of the corporation.


                                               ________________________________
                                               Notary Public
My commission expires:

____________________________


                                   EXHIBIT D
                                   ---------
                                 Page -2- of 2

                             HAZARDOUS MATERIALS,
                             --------------------

A                                         E
-                                         -
Acetalyene                                Epsom Salt/Magnesium Sulfate
Agrimycin 17                              Ethrel
Air, Compressed                           Eyesaline Concentrate
Ajax All Purpose cleaner, Pine Forest     Engage
Aerosol Spray paint                       Engage Lubricant
All-state Aluminum electrode              Ethylene Glycol
Amberlite                                 Exotherm Termil
AquaGro                                   Ethrel (R) Brand Ethephon/Tobacco
Anionic Copolymer                         F
Ammonium Sulfate                          -
Avow Lubricant                            Flux Core Arc Welding
Azatin-EC                                 Freeway Lubricant
B                                         G
-                                         -
Bareground 2 + 2                          Genetron 22
Black Magic                               Green Shield, Whitemire PT 2000
Boron                                     Glass Cleaner
Boot Hill Paraffinized Pellets            H
Botanigard                                -
Bradley Kleersight Concentrate            HM-1600, Synthetic Resin based
Buffer Solution- phosphate, pH 7.00, pH   adhesive
4.01                                      Hamp-Ene 13% Iron
C                                         I
-                                         -
Calcium Chloride, Dowflake 77-80%         Industrial Grade Pump Oil
Calcium Chloride Pellets Sl               Iron EDTA Chelate 15% Fe
Calcium Nitrate                           Industrial Grade Pump Oil
Captan 50W                                J
Carbon Dioxide                            -
Cardinal                                  Just One Bit - Rat Poison
Cement, CPVC Solvent                      K
Chain & Wire Rope Lube Aerosol            -
Copper Sulfate                            Kinetic
Cormatic Aire/Ultima Aire Gel             Kocide 101
Cuproxat                                  L
Core                                      -
Carnivate                                 Lacquer Thinner
Chain & Wire Lube                         Lannate Insecticide
D                                         Latex Paint
-                                         Liquid Steel
Dimethoate 4E                             Lubricants
Dipel 4L                                  Libfer (R) SP
Dithane M-45                              Liquid Steel Activator
                                          M
                                          -
                                          M-Pede Insecticide
                                          Magnesium Sulfate
                                          Manganese Sulfate 31%
                                          Monopotassium Phosphate
                                          Muratic Acid
                                          Mobil Oil
                                          Micro-Flo Sulfur


                                   EXHIBIT E
                                 Page -1- of 2

N                                            T
-                                            -
Neemix                                       Talstar 10 WP Insecticide/Miticide
Nitric Acid                                  Thiodan
Nitric Acid 42(degrees) BE                   Tri-Flow
Naturalis-O                                  U
                                             -
O                                            Urea Phosphate
-
Open & Shut Solvent                          V
                                             -
P                                            W
-                                            -
Paint, Hard Hat Stripping - Aerosol          WD-40
Paint Thinner                                Weld On 711 CPVC Cement Meets
Phosphate, Buffer Solution                   ASTM D-2565
Phosphoric Acid                              Weld On P-70 CPVC Primer Meets ASTM
Potassium Nitrate                            P-656
Potassium Sulfate                            XYZ
Primer, PVC & CPVC Pipe                      ---
Propane, Commercial                          Xentari
Pyrenol                                      Zino Sulfate
Pyrenone                                     Zoom Spout Oiler
Pyreth-it Horticultural S.E.C., Whitmire PT
1133
Peladow (R) Premier Snow and Ice Melter
Pellets Mouse bait
Precision
Provado 1.6 Flowable
Q
-
Quadris
R
-
Resinoid Bonded Grinding Wheels
Repell Solvent
Roundup L&G Herbicide
S
-
Safer Insecticidal Soap Concentrate
Sodium Molybdate: Dihydrate
Soilgard
Stampede
Sulf-N 45, Ammonium Sulfate
Sulfur Six, Liquid
Sulphur, Red Ball EM-53 Liquid
SunSpray
Super Six Liquid Sulfur
Surflan




                                   EXHIBIT E
                                 Page -2- of 2

WHEN RECORDED, RETURN TO:
WILLIAM R. ROBERTS, ESQ.
HOLME ROBERTS & OWEN LLP
1401 PEARL STREET, SUITE 400
BOULDER, CO 80302

                              EASEMENT AGREEMENT
                              ------------------

     THIS EASEMENT AGREEMENT (this "Agreement") is made this day of May, 1998, by and between the CITY OF GRANTS, A NEW MEXICO municipal corporation ("the City") and COLORADO GREENHOUSE, INC., a Delaware corporation ("CGI").

RECITALS
--------

     A. The City is the owner of certain land (the "City Property") located in the City of Grants, County of Cibola and State of New Mexico, as more particularly shown on Exhibit A attached hereto and made part hereof, which
                      ---------
includes two parcels identified on Exhibit A as the "Adjacent Property" and the "Golf Course Property."

     B. Pursuant to Lease and Project Participation Agreement (the "Lease") of even date herewith, the City is the lessor and CGI is the lessee of certain land (the "CGI Property") consisting of approximately 70 acres of land adjacent to the Adjacent Property, as more particularly described on Exhibit B attached
                                                         ---------
hereto and made part hereof. CGI intends to construct two 20-acre greenhouse facilities (the "Greenhouses") on the CGI Property.

     C. CGI desires to obtain from the City and the City desires to grant to CGI certain easements over, on and through the City Property in order for CGI to construct, operate and maintain certain improvements (collectively the "Improvements") relating to a storm water retention pond to be built on the Adjacent Property and a pipeline designed to carry effluent from the Greenhouses to a pond located on the Golf Course Property, all as more particularly described on Exhibit C attached hereto. Capitalized terms not otherwise defined
             ---------
herein shall have the meanings set forth in the Lease.

AGREEMENT
---------

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged by both parties, the parties hereby agree as follows:

     1.   Grant of Easement.
          -----------------
          a. The City hereby grants, sells, transfers and conveys to CGI a nonexclusive easement (the "Storm Water Easement") in and to, over and across, under and through the real property shown and to be later described by amendment on Part I of Exhibit D attached hereto and made a part hereof, which property is
             ---------
also labeled as Storm Water Easement Property (the "Storm Water Easement Property") shown and to be later described by amendment, on Part 11 of Exhibit
                                                                       -------
D, for the uses set forth in Section 3(a).
-



                                   EXHIBIT F
                                   ---------

          b. The City hereby grants, sells, transfers and conveys to CGI a nonexclusive easement (the "Effluent Easement") in and to, over and across, under and through the strip of real property shown and to be later described by amendment on Part I of Exhibit D, which property is labeled as Effluent Easement Property (the "Effluent Easement Property"), shown and to be later described by amendment on Part 11 of Exhibit D, for the uses set forth in Section 3(b). The Storm Water Easement and the Effluent Easement are collectively referred to as the "Easements" and the Storm Water Easement Property and the Effluent Easement Property are collectively referred to as the "Easement Property".

     2.   Term. The term of the Easements shall commence as of the date hereof
          ----
and shall continue until the earlier of (i) the expiration of the Lease, (ii) the termination of the Lease, or (iii) mutual agreement by the City and CGI.

     3.   Use. The Easements shall be used for the following uses and purposes:
          ---

          a.   Storm Water Easement. The Storm Water Easement shall be for the
               --------------------
construction, reconstruction, replacement, repair, maintenance and operation of the storm water retention pond to be built by CGI upon the Adjacent Property, at the sole cost and expense of CGI, as CGI from time to time may elect.

          b.  Effluent Easement. The Effluent Easement shall be for the
              -----------------
construction, reconstruction, replacement, repair, maintenance, operation and removal of the pipeline by CGI connecting the Greenhouses to the pond located on the Golf Course Property, at the sole cost and expense of CGI, as CGI from time to time may elect.

          C.  Access. During construction of the Improvements, CGI and its
              ------
agents, tenants, subtenants, employees, consultants, contractors and other licensees and invitees shall have the right to pedestrian and vehicular access to the Easement Property across the City Property to the extent necessary for access to the Easement Property in connection with the construction of the Improvements.

          d.  Indemnity.
              ---------

              (1) CGI will indemnify and defend the City against any expense, loss or liability, resulting from CGI's use of the Easements:

                  (a) Liens arising by, through or under CGI;

                  (b) Claims and awards of damage for death, injury or property damages with respect to the Easement Property to the extent arising because of the acts or failure to act of CGI;

                  (c) Delay by CGI in surrendering the Easement Property, including claims made by any succeeding tenant because of delay;

                  (d) Failure of CGI to perform any obligation to be performed by CGI as provided in this Agreement;

                     (e) Failure of CGI to protect the City and the Easement Property against Hazardous Materials as provided in paragraph 8 of this Agreement; and

                     (f) Actions or demands with respect to any of the foregoing (the "Indemnities").

                     HOWEVER, IF SECTION 56-7-1 NMSA 1978 is applicable to this Agreement, the Indemnities will not extend to liability, claims, damages, losses or expenses, including fees of lawyers, relating to the construction, installation, alteration, modification, repair, maintenance, servicing, demolition, excavation, drilling, reworking, grading, paving, clearing, site preparation or development of any real property or any improvement of any kind on, above or under real property and arising out of (1) the preparation or approval of maps, drawings, opinions, reports, surveys, change orders, designs or specifications by the City, or the agents or employees of the City, or (2) the giving of or the failure to give direction or instructions by the City, or the agents or employees of the City, where the giving or failure to give directions or instructions is the primary cause of bodily injury to persons or damage to property.

          (2) CGI will reimburse the City on demand for any payment made by the City to which the Indemnities relate, including the reasonable lawyer fees and costs incurred by the City in establishing the right of the City to indemnity as provided in this Agreement.

          (3) CGI may contest the validity of, defend, settle and compromise any matter to which the Indemnities relate.

     4.   Restrictions; As Built Drawings. Any and all construction,
          -------------------------------
maintenance, repair, replacement and reconstruction of the Improvements and related facilities accomplished or directed by CGI shall be done: (a) upon reasonable prior written notice to the City (provided that no notice shall be
                                             --------
required for routine inspections and maintenance and work on the Easement Property which does not involve more workers or equipment than routine inspections and maintenance) and (b) in a manner so as to minimize, to the extent reasonably possible, any inconvenience to the normal operation of the City Property and the improvements thereon. As soon as reasonably practical after completion of construction, CGI shall provide the City with a set of as built drawings showing the location on the Easement Property of each of the Improvements, at the sole cost and expense of CGI.

     5.   Noninterference. Subject to the rights of others under any of the
          ---------------
Permitted Exceptions (as defined below) and the provisions of Sections 8 and 9 below, the City shall not have, nor grant any other party, the right to use the City Property in any manner which would materially interfere with or materially obstruct the use of the Easements as contemplated hereunder.

     6.   Transferability. The Easements and the rights of CGI to the Easements
          ---------------
shall be for the benefit of CGI and its successors and assigns, to the extent such successors and assigns are permitted under the provisions of the Lease.

     7.   Warranties of The City. The City warrants that, subject only to the
          ----------------------
exceptions listed on Exhibit E (the "Permitted Exceptions"), the City is the fee
                     ---------
simple owner of the City Property free and clear of all liens and encumbrances, subject only to the Permitted Exceptions. The City covenants to defend the rights granted hereby, subject only to the Permitted Exceptions.

     8.   Environmental Indemnity by CGI. CGI at all times (i) shall comply
          ------------------------------
fully with all laws, rules, regulations, and ordinances of any governmental authority having jurisdiction with respect to the storage, use or release at the Easement Property of Materials of Environmental Concern, (ii) shall not use, treat, store, transport or release or threaten to release any Materials of Environmental Concern in, on, under, from or affecting the Easement Property in any manner or quantity which may result in any remediation, clean-up obligation or liability under any Environmental Law, and (iii) shall keep the Easement Property free of any lien imposed pursuant to Environmental Laws, and shall pay or cause to be paid when due any and all costs of complying with Environmental Laws and responding to the presence, release or threatened release of Materials of Environmental Concern, because of acts or omissions of CGI or its affiliates, agents, employees, contractors, sublessees, successors or assigns (including without limitation all damages, liabilities, expenses and costs of all third party claims). If CGI fails to comply with any of the foregoing, then to the extent that the City sustains any liability, loss, cost, damage or expense (including attorneys' and consultants' fees and expenses) arising out of the presence, release or threatened release by CGI or its affiliates, agents, employees, contractors, sublessees, successors or assigns of Materials of Environmental Concern, the City shall be held harmless from and against all such liability, loss, cost, damage and expense. The City may, upon such prior written notice to CGI as is reasonable under the circumstances, take any action necessary in the reasonable judgment of such responding party, to respond to such presence, release or threatened release, and the cost of such response action shall be borne by CGI. For purposes of this Agreement the term "Materials of Environmental Concern" shall mean chemicals, pollutants, contaminants, wastes, degradation by-products, toxic substances, petroleum and petroleum products that upon exposure or ingestion may reasonably be anticipated to pose a hazard to the health or safety of the anticipated occupants of, or visitors or invitees, to the Easement Property, including without limitation "hazardous substances," "hazardous wastes," "toxic substances," and "toxic pollutants," as such terms are defined in or identified by any Environmental Law. For purposes of this Agreement the term "Environmental Laws" shall mean all existing or future federal, state, local and foreign laws, statutes, ordinances, rules, regulations, administrative orders, and final decisions of judicial bodies or administrative agencies (to the extent the issuing governmental authority has jurisdiction over the Easement Property), including without limitation any common law theory of liability, in any case relating to regulation or control of pollution, or to protection of human health or the environment from or with respect to Materials of Environmental Concern.

     9.   Reservation of Rights. The City reserves the right to use and enjoy
          ---------------------
the Easement Property and the portion of the City Property used for access; provided that the City shall not construct or maintain any structure on the
--------
Easement Property and the portion of the City Property used for access, or in any manner impair or materially interfere with the exercise of any of the rights herein granted.

     10.  Maintenance of Golf Course Property. The parties acknowledge that the
          ------------------------------------
City will use water from the pond located on the Golf Course Property for irrigation purposes on its golf course or elsewhere. In connection therewith the City agrees to maintain such pond and remove therefrom on a regular basis sufficient water for the pond to adequately hold all effluent transported by CGI to such pond on a daily basis. In addition, the City acknowledges that it has been furnished with a projected chemical composition of the effluent water to be so transported and agrees that for so long as the quality of such water is within the standards set forth on Exhibit F attached hereto and made a part
                                  ---------
hereof, the City will accept such water.

     11.  Default: Remedies.
          -----------------

          a. Should the City or CGI fail to perform any covenant or comply with any condition required to be performed under this Agreement or the Lease within 60 days after written demand by the other party (or such longer period as may be reasonably required to cure such failure to perform or comply if such cure is commenced within such 60-day period), the non-performing party shall be in default of its obligations under this Agreement and under the Lease allowing the non-performing party to pursue rights and remedies available to it under the Lease.

          b. In the event a default under this Agreement is not cured within the applicable cure period (if any), the non-defaulting party shall be entitled to pursue any and all remedies available to it at law or in equity, including without limitation the remedy of specific performance, or termination of this Agreement upon ten additional days' written notice. To the maximum extent permitted by law, should either party be in default under this Agreement the defaulting party covenants and agrees to pay and discharge all reasonable costs and expenses which shall be incurred by the non-defaulting party arising out of such default, in enforcing the covenants and agreements of this Agreement, including without limitation reasonable attorneys' fees. Notwithstanding the foregoing, in no event shall either party be liable for any consequential or punitive damages, damages for lost business, lost profits, or opportunities therefor, or business interruption, any claim or remedy therefor being specifically waived by each of the parties.

     12.  No Waiver. No provision of this Agreement may be waived or
          ---------
relinquished except by written instrument signed by the party to be charged with such waiver. Failure by any party to this Agreement to enforce any provision of this Agreement shall not constitute a waiver of such provision, and no waiver by any party to this Agreement of any provision of this Agreement on one occasion shall constitute a waiver of any other provision or of the same provision on another occasion.

     13.  Captions; Definitions. The section and subsection captions used in
          ---------------------
this Agreement are included for convenience only, and shall be irrelevant to the construction of any provision of this Agreement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease.

     14.  Amendment. The provisions of this Agreement may be abrogated,
          ---------
modified, rescinded, or amended in whole or in part only by the City and CGI and their respective successors and assigns by written instrument duly executed and recorded in the real property records of Cibola County, New Mexico.

     15.   Severability. If any clause or provision of this Agreement shall be
           ------------
held invalid or unenforceable, the remainder of this Agreement shall not be affected thereby.

     16.   Governing Law. The validity and effect of this Agreement shall be
           -------------
determined in accordance with the laws of the State of New Mexico.

     17.   Notices. Notice shall be given as provided in the Lease.
           -------

     18.   Legal Description. CGI And the City will amend this Agreement at a
           -----------------
later date to evidence the legal descriptions, by metes and bounds as appropriate, of the properties and easements referenced in this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement under seal as of the day and year first above written.

                                     THE CITY OF GRANTS, NEW MEXICO

Date:______________________          By:____________________________________
                                     Name:__________________________________
                                     Title:_________________________________

                                     COLORADO GREENHOUSE, INC.

Date:______________________          By:____________________________________
                                     Name:__________________________________
                                     Title:_________________________________

                                ACKNOWLEDGMENTS


STATE OF NEW MEXICO  )
                     )ss.
COUNTY OF CIBOLA)

     This instrument was acknowledged before me on May___, 1998 by ____________ ____________, ___________ of the City of Grants, New Mexico, a New Mexico municipal corporation.

     Witness my hand and official seal.

     My commission expires:______________________________.


                                  _____________________________________________
[SEAL]                            Notary Public

STATE OF COLORADO    )
                     )ss.
COUNTY OF __________ )

     This instrument was acknowledged before me on May__, 1998 by _____________ ______________, as _______________ of COLORADO GREENHOUSE, INC., on behalf of said corporation.

     Witness my hand and official seal.

     My commission expires:______________________________.


                                    _________________________________________
[SEAL]                              Notary Public

216666

                           DESCRIPTION OF PROPERTIES
                           -------------------------


[MAP OF CGI PROPERTY APPEARS HERE]


                                      [MAP OF GOLF COURSE PROPERTY APPEARS HERE]



[MAP OF ADJACENT PROPERTY APPEARS HERE]




                                   EXHIBIT A

                           CGI PROPERTY GROUNDLEASE
                           ------------------------


BOUNDARY SURVEY PLAT
--------------------                             70.0000 ACRES, NW1/4
                                                 SEC. 32, T.11N., R.9W.
                                                 N.M.P.M.

                                                 City of Grants
                                                 Cibola County, NM


[MAP OUTLINING PLAT OF
PROPERTY APPEARS HERE]

                                  Note;  Basis of Bearings is a Property/
                                  ----   Ownership Plat furnished by City of
                                         Grants, prepared by Forsgren
                                         Associates/P.A., Phoenix, AZ (Project
                                         No. 5-90-060, Sheet No. G-4), and a
                                         survey by John W. Millar, NM LS
                                         No. 9286, dated Jan. 23, 1991.

                                         * Corners set this survey 1/2" rebars,
                                           caps No. 6262

                                  DESCRIPTION

        A tract of land situated within the northwest quarter of Section 32, T.11N., R.9W., N.M.P.M., in the City of Grants, Cibola County, New Mexico, and being more particularly described as follows:

        Beginning at the northeast corner of said tract, from which point the North 1/4 Corner of said Section 32 bears N 79 (DEGREES) 02'21" W, and is 329.25 feet distant;

        Thence S 01 (DEGREES) 02' W, 1834.43 feet;
        Thence S 89 (DEGREES) 42' 26" W, 1660.54 feet;
        Thence N 01 (DEGREES) 02' E, 581.61 feet to a point on the West line of said tract;
        Thence N 01 (DEGREES) 00' 12" E, 1254.00 feet to the northwest corner of said tract;
        Thence N 89 (DEGREES) 45' 09" E, 1338.00 feet along the South right of way line a 60.00-foot road (Camino de Coyote) to a point on the North line of said tract;
        Thence S 89 (DEGREES) 12' E, 323.25 feet along said North line to the place of beginning, and containing 70.0000 Acres, more or less.

        I William R. Runyan, certify that I conducted and am responsible for this survey, that this survey and plat are true and correct to the best of my knowledge and belief, and that this survey and plat meet the Minimum Standards for Surveying in New Mexico.

                                        /s/ WILLIAM R. RUNYAN
        [SEAL OF WILLIAM R. RUNYAN      --------------------------------------
         NEW MEXICO REGISTERED LAND     William R. Runyan, R.L.S. No. 6262
         SURVEYOR APPEARS HERE]         dba Runyan Surveying, P.O. Box 509
                                        Grants, NM 87020 (505) 287/3960

                                        Date of Survey: April 23, 1998

                                        Owner(s): City of Grants, P.O.
                                        Box 879, Grants, NM 87020



                                   EXHIBIT B
                                   ---------

                                   EASEMENTS
                                   ---------





                                     [MAP]








                                   EXHIBIT C
                                   ---------

                                   EASEMENTS
                                   ---------













                              EXHIBIT D - PART I
                              ------------------

                               EASEMENT PROPERTY
                               -----------------
                                (To be Provided)











                              EXHIBIT D - PART II
                              -------------------

                             PERMITTED EXCEPTIONS
                             --------------------



1. Reservations as shown in Patent for State Land recorded in Miscellaneous Book 1, Pages 7838-7839, records of Cibola County, New Mexico.

2. Easement dated August 11, 1953, given by E. S. Walker to El Paso Natural Gas Co., recorded in Book 98, Page 384, records of Valencia County, New Mexico.

3. Easement dated December 22, 1983, given by Joe Fidel, et al, to Continental Divide Electric Coop., Inc., recorded in Miscellaneous Book 1, Page 2845, records of Cibola County, New Mexico.

4. In no event does this policy cover any mobile home that may be located on the insured premises.

5. Title to all oil, gas, coal and other minerals within and underlying the premises, together with the drilling rights, privileges and easements appurtenant thereto, and production therefrom.



                                   EXHIBIT E
                                   ---------

                            WATER QUALITY STANDARDS
                            -----------------------
                                                                   EXHIBIT F
                                                                   ---------


        CONSTITUENT                                     LIMIT
--------------------------------          ----------------------------------
            pH                                           5-9
--------------------------------          ----------------------------------
          Sodium                                         250
--------------------------------          ----------------------------------
         Potassium                                       500
--------------------------------          ----------------------------------
          Chloride                                       250
--------------------------------          ----------------------------------
           P04-P                                          50
--------------------------------          ----------------------------------
          Sulfate                                        600
--------------------------------          ----------------------------------
           N03-N                                         500
--------------------------------          ----------------------------------
           NH4-N                                          50
--------------------------------          ----------------------------------
            TKN                                           50
--------------------------------          ----------------------------------
            TDS                                          5000
--------------------------------          ----------------------------------
           Iron                                          5.0
--------------------------------          ----------------------------------
         Manganese                                       5.0
--------------------------------          ----------------------------------
           Copper                                        1.0
--------------------------------          ----------------------------------
           Zinc                                           10
--------------------------------          ----------------------------------


                            WATER QUALITY STANDARDS
                            -----------------------



          CONSTITUENT                                   LIMIT
----------------------------------          -------------------------------
              pH                                         5-9
----------------------------------          -------------------------------
            Sodium                                       250
----------------------------------          -------------------------------
           Potassium                                     500
----------------------------------          -------------------------------
            Chloride                                     250
----------------------------------          -------------------------------
             P04-P                                        50
----------------------------------          -------------------------------
            Sulfate                                      600
----------------------------------          -------------------------------
             N03-N                                       500
----------------------------------          -------------------------------
             NH4-N                                        50
----------------------------------          -------------------------------
              TKN                                         50
----------------------------------          -------------------------------
              TDS                                        5000
----------------------------------          -------------------------------
              Iron                                        5.0
----------------------------------          -------------------------------
            Manganese                                     5.0
----------------------------------          -------------------------------
             Copper                                       1.0
----------------------------------          -------------------------------
              Zinc                                         10
----------------------------------          -------------------------------







                                   EXHIBIT F
                                   ---------

                             [CITY OF GRANTS LOGO]

                                       May 14, 1998
                                       ------------

Mr. Bob Clark
Colorado Greenhouse, Inc.
6811 Weld County Road 31
Fort Lupton, CO 80621

                                       City of Grants
                                       --------------

Dear Mr. Clark:

The City of Grants, New Mexico and Colorado Greenhouse, Inc. entered into a Lease and Project Participation Agreement (the "Lease") on May 14 1998. The
                                                           -------
Lease requires the Company to operate two greenhouses and related facilities for a period of 60 years. This letter notifies you of the manner in which the City can now furnish its water and wastewater treatment to the Company for use by the Company in its greenhouse facilities. Water and wastewater treatment will be furnished pursuant to City ordinances and policies on water and wastewater, as those ordinances and policies may be modified from time to time.

The City currently owns and operates its water and wastewater systems. As long as the City continues to own and operate its water, the City will provide water (as opposed to wastewater) services to the Company at the same rates and on the same terms generally made available to industrial water users under City ordinance. We understand that the Company will not require in excess of 360 acre feet of water per year. Because the greenhouses will discharge a high volume of relatively clean wastewater from its greenhouse operation, the City does not expect that the Company's Wastewater use will be comparable to that of an average commercial wastewater system user. The City anticipates that substantial amounts of the wastewater will be able to be discharged directly to the Coyote del Mal Pais Golf Course without treatment, for reuse as golf course irrigation. The City will provide separate meters for domestic and greenhouse uses. The City will only bill-Colorado Greenhouse for sewage treatment on the amount of water utilized for domestic purposes, as long as the City continues to own and operate its own wastewater system and the Coyote del Mal Pais Golf Course.

The provisions of the City's water and wastewater ordinances will need to be complied with by the Company, including prompt payment of all fees and charges associated with the connection and use of the City's water and wastewater systems.

If the City elects to sell its water and wastewater utilities (which is not currently contemplated) or the Coyote del Mal Pais Golf Course (also not currently contemplated), the City would be willing to work with the purchaser in good faith in an effort to enable Colorado Greenhouse to continue to receive water and wastewater services on the same basis as users in the same classification.

Please indicate your acknowledgment by signing this letter in the space below and returning a copy to us.

Sincerely,

CITY OF GRANTS

By /s/ [SIGNATURE ILLEGIBLE]
   ------------------------
   Its City Manager

The terms and conditions described
above are acknowledged by:

COLORADO GREENHOUSE, INC.

By /s/ James R. Rinella
   ------------------------
   Its Chief Executive Officer

                              MEMORANDUM OF LEASE
                              -------------------

          City of Grants (the "Landlord") and Colorado Greenhouse, Inc. (the"Tenant"), have signed and acknowledged a Lease dated as of May 14, 1998
                                                                ------     -
 (the "Lease"), concerning the premises described in attached Exhibit A (the
                                                              ---------
"Premises" ).

          The Lease provides that for good and adequate consideration the Landlord leases the Premises to the Tenant, and the Tenant accepts the Premises from the Landlord, on terms provided for in the Lease. The Lease is incorporated into this Memorandum Lease (this "Memorandum").

          The term of the Lease starts on May 14, 1998, and ends on May 14,
                                          ------     -              ------
2058.
  --

          This Memorandum is not a complete summary of the Lease. The terms in this Memorandum will not be used in interpreting the terms of the Lease. If a conflict arises between this Memorandum and selected provisions of the Lease, the Lease provisions will control. Signature and acknowledgment of this Memorandum constitutes signing and acknowledgment of the Lease.

          DATED: May 14, 1998.
                 ------     -

LANDLORD:                           TENANT:
--------                            ------

CITY OF GRANTS,                     COLORADO GREENHOUSE, INC.,
a municipal corporation             a Delaware corporation
By /s/ {SIGNATURE ILLEGIBLE]        By /s/ JAMES R. RINELLA
   ------------------------            -------------------------
   ------------------------                James R. Rinella
   Its Mayor                               Its Chief Executive Officer

STATE OF NEW MEXICO

COUNTY OF CIBOLA

     This instrument was acknowledged before me on May 15, 1998, by Bill
                                                   ------           ----
Snodgrass, Mayor of City of Grants, a municipal corporation, on behalf of the
---------
City.
                                   /s/ [SIGNATURE ILLEGIBLE]
                                   ------------------------------------------
                                   Notary Public
My commission expires:
4/21/2000
--------------------------


STATE OF NEW MEXICO

COUNTY OF CIBOLA

          This instrument was acknowledged before me on May 15, 1998, by James
                                                        ------
R. Rinella, Chief Executive Officer of Colorado Greenhouse, Inc., a Delaware corporation, on behalf of the corporation.

                                   /s/ [SIGNATURE ILLEGIBLE]
                                   --------------------------------------------
                                   Notary Public
My commission expires:
4/21/2000
--------------------------

BOUNDARY SURVEY PLAT
--------------------                             70.0000 ACRES, NW-1/4
                                                 SEC. 32, T.11N., R.9W.
                                                 N.M.P.M.

                                                 City of Grants
                                                 Cibola County, NM


[MAP OUTLINING PLAT OF
PROPERTY APPEARS HERE]

                                  Note;  Basis of Bearings is a Property/
                                         Ownership Plat furnished by City of
                                         Grants, prepared by Forsgren
                                         Associates/P.A., Phoenix, AZ (Project
                                         No. 5-90-060, Sheet No. G-4), and a
                                         survey by John W. Millar, NM LS
                                         No. 9286, dated Jan. 23, 1991.

                                         * Corners set this survey 1/2" rebars,
                                           caps No. 6262.

                                  DESCRIPTION

        A tract of land situated within the northwest quarter of Section 32, T.11N., R.9W., N.M.P.M., in the City of Grants, Cibola County, New Mexico, and being more particularly described as follows:

        Beginning at the northeast corner of said tract, from which point the North 1/4 Corner of said Section 32 bears N 79 (DEGREES) 02'21" W, and is 329.25 feet distant;

        Thence S 01 (DEGREES) 02' W, 1834.43 feet;
        Thence S 89 (DEGREES) 42' 26" W, 1660.54 feet;
        Thence N 01 (DEGREES) 02' E, 581.61 feet to a point on the West line of said tract;
        Thence N 01 (DEGREES) 00' 12" E, 1254.00 feet to the northwest corner of said tract;
        Thence N 89 (DEGREES) 45' 09" E, 1338.00 feet along the South right of way line a 60.00-foot road (Camino de Coyote) to a point on the North line of said tract;
        Thence S 89 (DEGREES) 12' E, 323.25 feet along said North line to the place of beginning, and containing 70.0000 Acres, more or less.

        I William R. Runyan, certify that I conducted and am responsible for this survey, that this survey and plat are true and correct to the best of my knowledge and belief, and that this survey and plat meet the Minimum Standards for Surveying in New Mexico.

                                        /s/ WILLIAM R. RUNYAN
        [SEAL OF WILLIAM R. RUNYAN      --------------------------------------
         NEW MEXICO REGISTERED LAND     William R. Runyan, R.L.S. No. 6262
         SURVEYOR APPEARS HERE]         dba Runyan Surveying, P.O. Box 509
                                        Grants, NM 87020 (505) 287/3960

                                        Date of Survey: April 23, 1998

                                        Owner(s): City of Grants, P.O.
                                        Box 879, Grants, NM 87020